                                   1,194,917 SHARES
                                      DEM, INC.
                                     COMMON STOCK


    DEM, Inc. (the "Company"), a non-diversified, closed-end management investment company, is the nation's first closed-end fund sponsored by a minority-controlled investment banking firm. The principal investment objective of the Company is aggressive long-term growth through capital appreciation through investment in Domestic Emerging Markets-TM- that it believes are positioned for growth. "Domestic Emerging Markets-TM-" are public companies that are controlled by African Americans, Hispanic Americans, Asian Americans and women that are located in the United States and its territories ("DEM-TM-Companies"). Both capital appreciation and income will be considered in the selection of investments, but primary emphasis will be on capital appreciation. See "INVESTMENT OBJECTIVES AND POLICIES." The address of the Company is The World Trade Center - Baltimore, 401 East Pratt Street, 28th Floor, Baltimore, Maryland 21202, and its telephone number is (800) 752-1013. The Company's investment advisor is Chapman Capital Management, Inc. (the "Investment Advisor"). See "MANAGEMENT OF THE COMPANY."

    SHARES OF CLOSED-END INVESTMENT COMPANIES HAVE IN THE PAST FREQUENTLY TRADED AT DISCOUNTS FROM THEIR NET ASSET VALUES. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN OTHER RISKS. SEE "RISK FACTORS." The Common Stock trades on the Nasdaq SmallCap Stock MarketSM under the symbol "DEMI." As of April 30, 1997, the last reported sale price of the Common Stock was $15.50. The net asset value per share of the Common Stock at April 30, 1997 was $12.37.

    This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information dated May 30, 1997, containing additional information about the Company, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information, the table of contents of which appears on page 30 of this Prospectus, may be obtained without charge by calling (800) 752-1013.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


----------------------------------------------------------------------------------------------------------------------
                        Price to Public(1)            Sales Load (1)(2)             Proceeds to
----------------------------------------------------------------------------------------------------------------------
Per Share          $15.00                        $1.05                         $13.95(1)
----------------------------------------------------------------------------------------------------------------------
Total              $17,923,755                   $1,254,663                    $16,669,092(4)
----------------------------------------------------------------------------------------------------------------------

(1) The offering price to the public is the greater of $15.00 or the Company's net asset value per share (calculated within 48 hours of any sale). The sales load will be an amount equal to 7% of the price to the public. Accordingly, to the extent the Company's net asset value per share is below $15.00, new investors in the Company will pay a premium to net asset value per share and will be diluted to the extent of such premium. See "RISK FACTORS--Dilution." Further, because the offering price is not related to the market price of the Common Stock, a prospective investor may find it more advantageous to purchase shares in secondary trading on the Nasdaq SmallCap Stock Market than in this offering. See "DETERMINATION OF OFFERING PRICE."
(2) The Company has agreed to indemnify the Underwriter against certain liabilities under the Securities Act of 1933, as amended.
(3) Before deducting offering expenses payable by the Company, estimated to be $51,000.
(4) This offering has no minimum; therefore, proceeds to the Company could be substantially less than indicated.

    The shares of Common Stock offered by this Prospectus are offered on a best efforts basis by The Chapman Co. (the "Underwriter") subject to prior sale, withdrawal, cancellation or modification of the offer without notice, to delivery to and acceptance by the Underwriter and to certain further conditions. No minimum number of shares must be subscribed in order for any shares to be sold. This offering will terminate upon sale of all the shares offered hereby unless earlier terminated by the Company or the Underwriter.

May 30, 1997                           THE CHAPMAN CO.

                                AVAILABLE INFORMATION

    The Company has filed with the SEC in Washington, DC, a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the Common Stock offered by this Prospectus. This Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. For further information with respect to the Company and this Offering, reference is made to the Registration Statement, including the exhibits filed therewith, copies of which may be obtained at prescribed rates from the SEC at the public reference facilities maintained by the SEC at Judiciary Plaza Building, 450 Fifth Street, NW, Washington, DC 20549. Descriptions contained in this Prospectus as to the contents of any contract or other documents filed as an exhibit to the Registration Statement are not necessarily complete and each such description is qualified by reference to such contract or document. The SEC maintains a Web site on the Internet that will contain all future reports, proxy and information statements and other information that the Company is required to file electronically with the SEC. The address of the SEC's Web site is http://www.sec.gov.

    The Company will furnish to its stockholders annual reports containing financial statements for each fiscal year audited by an independent accounting firm.

                                PROSPECTUS SUMMARY


    THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS. CROSS REFERENCES IN THIS SUMMARY ARE TO HEADINGS IN THE BODY OF THE PROSPECTUS.

THE COMPANY. The Company is a non-diversified, closed-end management investment company. See "THE COMPANY."

INVESTMENT OBJECTIVES AND POLICIES. The principal investment objective of the Company is aggressive long-term growth through capital appreciation through investment in Domestic Emerging Markets-TM- that it believes are positioned for growth. "Domestic Emerging Markets-TM-" are public companies that are controlled by African Americans, Hispanic Americans, Asian Americans and women that are located in the United States and its territories. Both capital appreciation and income are considered in choosing specific investments, but the primary emphasis is on capital appreciation. The Company retains maximum flexibility as to the types of investments it may make and is permitted to invest in portfolio companies with large and small market capitalizations. Some of these investments may involve the purchase of securities directly from portfolio companies in initial or other public offerings of their securities. See "RISK FACTORS--Investment in Small Companies." The Company's investment objectives and policies, other than those specified under "INVESTMENT OBJECTIVES AND POLICIES--Fundamental Policies" in the Statement of Additional Information, may be changed by the Board of Directors without the approval of stockholders.

To achieve the Company's investment objectives, the Company invests in a wide variety of types of portfolio companies and seeks to identify those companies it believes are positioned for growth. While the Company expects to invest in portfolio companies with large and small market capitalizations, the Company believes that investing in small companies offers the potential for significant long-term capital appreciation. Most of the Company's investments are in marketable common stocks or marketable securities convertible into common stock traded on an exchange or in the over-the-counter markets. To the extent the Company invests in companies with smaller market capitalization, the securities of such companies may be traded in such over-the-counter markets as the OTC Bulletin BoardSM and the Pink SheetsSM.

While the primary objective of the Company is long-term growth through capital appreciation, the Company may invest its assets in income producing securities such as non-convertible preferred stock, bonds, debentures, notes, and other similar securities if the Investment Advisor deems such investments advisable. The Company may invest in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC or lower by Standard and Poor's Corporation ("S&P") or "Caa" or lower by Moody's Investors Service, Inc. ("Moody's") or non-rated securities of comparable quality. These debt securities are predominantly speculative, involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds." The Company is permitted to invest up to 35% of its assets in such "non-investment grade" or "junk" securities. See "INVESTMENT OBJECTIVES AND POLICIES," "RISK FACTORS -- Lower Rated Securities" and Appendix A.

The Company will not invest in foreign securities (including American Depository Receipts) or restricted securities as defined under Rule 144.

DETERMINATION OF OFFERING PRICE. The offering price to the public is the greater of $15.00 or the Company's net asset value per share (calculated within 48 hours prior to any sale). Accordingly, to the extent the Company's net asset value per share is below $15.00, new investors in the Company will pay a premium to net asset value per share and will be diluted to the extent of such premium. See "RISK FACTORS--Dilution." Further, because the offering price is not related to the market price of the Common Stock, a prospective investor may find it more advantageous to purchase shares in secondary trading on the Nasdaq SmallCap Stock Market than in this offering. See "DETERMINATION OF OFFERING PRICE."

PLAN OF DISTRIBUTION. A total of 1,194,917 shares of Common Stock will be offered on a best efforts basis by the Underwriter, The Chapman Co., acting as the dealer manager on an agency basis. The minimum purchase is 100 shares.
 No minimum number of shares must be sold before the offering will close and, accordingly, the proceeds of the offering may be substantially less than would be the case if all the shares offered are sold. See "PLAN OF DISTRIBUTION."

TRADING MARKET.  The Common Stock is traded on the Nasdaq SmallCap Stock
MarketSM.

STOCK SYMBOL.  "DEMI."

INVESTMENT ADVISOR. The Investment Advisor, Chapman Capital Management, Inc., is a wholly-owned subsidiary of the Underwriter. The Investment Advisor has been in the investment counseling business since 1988 and as of March 31, 1997 had approximately $375 million under management. The Company pays the Investment Advisor a fee for services provided to the Company that is computed monthly and paid monthly at the annual rate of .90% of the value of the Company's average weekly net assets during the immediately preceding month. See "MANAGEMENT OF THE COMPANY--Investment Advisor."

ADMINISTRATOR. The Investment Advisor, Chapman Capital Management, Inc., is also the Company's administrator. The Company pays Chapman Capital Management, Inc. a fee for services provided to the Company that is computed monthly and paid monthly at the annual rate of .15% of the value of the Company's average weekly net assets during the immediately preceding month. Fund/Plan Services, Inc. acts as the Company's custody administrator and agent. The Company pays Fund/Plan Services, Inc. a fee for services provided to the Company that is payable monthly in arrears computed as of the last business day of the month at the annualized rate of .02%, .015% and .01% of the first $30 million, the next $70 million and any amount over $100 million, respectively, of the Company's net assets, subject to a minimum monthly fee of $400. See "MANAGEMENT OF THE COMPANY-- Administrator."

CUSTODIAN. UMB Bank, N.A., acts as the Company's custodian. See "CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT, REGISTRAR AND PLAN AGENT."

TRANSFER AGENT, DIVIDEND-PAYING AGENT, REGISTRAR AND PLAN AGENT. Fund/Plan Services, Inc. acts as the Company's transfer agent, dividend-paying agent, registrar and agent under the Company's Dividend Reinvestment Plan. See "CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT, REGISTRAR AND PLAN AGENT."

DIVIDENDS AND DISTRIBUTIONS. The Company pays quarterly dividends from its net investment income, if any (that is, income other than net realized capital gains) and distributes net realized capital gains, if any, annually. All dividends or distributions with respect to shares of Common Stock are reinvested automatically in additional shares through participation in the Company's Dividend Reinvestment Plan, unless a stockholder elects to receive cash. See "DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN."

RISK FACTORS. INVESTMENTS IN SMALL COMPANIES AND THINLY TRADED ISSUES. Although the Investment Advisor believes that investing in small companies offers the potential for significant long-term capital appreciation, it also presents significant risks. The Company is designed for long-term investors who have the financial ability to accept greater investment risk in exchange for the potential of higher than average, long-term capital appreciation. Small companies may be subject to greater earnings fluctuation, lack of established markets for products or services, more limited financial resources and less depth of experienced management than larger or more well established companies. Securities of small companies generally have more limited marketability and may be subject to greater price volatility than securities of larger companies. Furthermore, such companies are often traded on markets such as the OTC Bulletin BoardSM and the Pink SheetsSM where the trading market is thinner and the spread between bid and offer prices is larger than on the major exchanges or Nasdaq system. The nature of these trading markets may limit the flexibility of the Company to divest of portfolio securities quickly and at a reasonable price in response to market conditions. For that reason, shares of the Company's Common Stock are designed primarily for long-term investors, and investors in the Common Stock should not view the Company as a vehicle for trading purposes. See "INVESTMENT OBJECTIVES AND POLICIES"; "NET ASSET VALUE AND MARKET PRICE INFORMATION"; and"RISK FACTORS -- Investment in Small Companies, --Non-Diversified Status, --Special Factors Relating to Closed-End Companies."

         LIMITED PUBLIC MARKET. The Common Stock trades on the Nasdaq SmallCap Stock MarketSM. However, of the 811,775 shares of outstanding Common Stock of the

Company, as of April 30, 1997, 650,879 shares are held by the four largest stockholders. As a result, the trading market for the Common Stock is limited. See "RISK FACTORS--Limited Public Market" and "PRINCIPAL STOCKHOLDERS."

         NON-DIVERSIFIED STATUS. The Company is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") which means that the Company is not limited by that Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Company intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. As a non-diversified investment company, the Company may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. See "RISK FACTORS --Non-Diversified Status."

         LOWER RATED SECURITIES. The Company may invest in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC or lower by S&P or "Caa" or lower by Moody's or non-rated securities of comparable quality. These debt securities are predominantly speculative, involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds." See "RISK FACTORS -- Lower Rated Securities" and Appendix A.

         SPECIAL FACTORS RELATING TO CLOSED-END COMPANIES. The Company is a non-diversified, closed-end investment company designed for long-term investment and investors should not consider it a trading vehicle. Shares of closed-end investment companies frequently trade at a discount from net asset value. The Company cannot predict whether its shares will trade at, below or above net asset value. See "RISK FACTORS -- Special Factors Relating to Closed-End Companies"; "INVESTMENT OBJECTIVES AND POLICIES."

         POTENTIAL CONFLICT OF INTEREST. The Company may utilize the Underwriter, The Chapman Co., a broker-dealer registered under the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc., in connection with the purchase or sale of portfolio securities in certain circumstances. The Investment Advisor is a wholly-owned subsidiary of the Underwriter. Mr. Nathan A. Chapman, Jr., the President and Chairman of the Board of Directors of the Company, is also the President and Chairman of the Board of Directors of the Investment Advisor and the Underwriter. See "MANAGEMENT OF THE COMPANY--Investment Advisor" below and "OFFICERS AND DIRECTORS" in the Company's Statement of Additional Information. Mr. Chapman owns approximately 92% of the equity and has the right to cast approximately 99% of the votes entitled to be cast by stockholders of the Underwriter. Accordingly, these relationships represent a potential conflict of interest with respect to commissions and other fees on brokerage transactions conducted on the Company's behalf by the Underwriter. A majority of the Company's Board of Directors are independent directors and such Directors have adopted procedures in compliance with the 1940 Act intended to address such conflict. See "INVESTMENT ADVISORY AND OTHER SERVICES" and "BROKERAGE AND

PORTFOLIO TRANSACTIONS" in the Company's Statement of Additional Information.

         IMMEDIATE DILUTION. To the extent the offering price per share exceeds the then current net asset value per share, an investment in the Common Stock could involve immediate substantial dilution. As of April 30, 1997, the Company had a net asset value of $12.37 per share of Common Stock (based on 811,775 shares outstanding). After giving effect to the sale of all of the Shares offered hereby at an assumed offering price of $15.00 per share (less selling commissions and estimated expenses of the Offering) the pro forma net asset value at that date would have been $13.31 or an immediate dilution of 11%. This represents an immediate increase in net asset value of $.94 per share to existing stockholders and an immediate dilution of $1.69
per share to new investors.   See "RISK FACTORS--Dilution."

         SHARES ELIGIBLE FOR FUTURE SALE. As of April 30, 1997, 650,879 shares of Common Stock, or approximately 80.2% of the outstanding Common Stock were held by four stockholders. The sale of a large number of shares of Common Stock or the availability of a large number of shares of Common Stock for sale could adversely affect the market price of the Common Stock prevailing from time to time. See "RISK FACTORS--Shares Eligible for Future Sale" and "PRINCIPAL STOCKHOLDERS."

         ANTI-TAKEOVER PROVISIONS IN CHARTER. Certain provisions of the Company's Charter may have the effect of inhibiting the Company's possible conversion to open-end status and limiting the ability of other persons to acquire control of the Company's Board of Directors. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares at a premium over prevailing market prices.
 See "COMMON STOCK --Anti-Takeover Provisions in the Charter."

                                   COMPANY EXPENSES

         The following table lists the costs and expenses an investor will incur either directly or indirectly as a stockholder of the Company based on the sales load that will be incurred at the time of purchase and an estimate of the Company's operating expenses for the current fiscal year:

STOCKHOLDER TRANSACTION EXPENSES

    Sales Load (as a percentage of offering price)(1)      7%
    Dividend Reinvestment Plan Fees (2)                    0%

--------------------------------------------------------------------------------
ANNUAL EXPENSES (as a percentage of net assets) (3)

--------------------------------------------------------------------------------
Number of Shares Sold        1,194,917      600,000        300,000
(4)

--------------------------------------------------------------------------------
Management Fees                   0.90%        0.90%          0.90%

--------------------------------------------------------------------------------
Other Expenses (5)                1.10%        1.50%          1.87%

--------------------------------------------------------------------------------
Total Annual Expenses             2.00%        2.40%          2.77%
(estimated)

--------------------------------------------------------------------------------

----------------------

(1) The offering price to the public is the greater of $15.00 or the Company's net asset value per share (calculated within 48 hours prior to any sale). See "DETERMINATION OF OFFERING PRICE." The Underwriter will be paid a management fee of 2.7% per share sold (or $.40 per share assuming the offering price is $15.00) and the Underwriter and any other broker-dealer participating in the selling group will be paid a commission not in excess of 4.3% per share sold (or $.65 per share assuming the offering price is $15.00).

(2) There is no charge to participants for reinvesting dividends and capital gains distributions (the fees of the Plan Agent (as defined below) are paid by the Company). Participants are charged a pro rata share of brokerage commissions on all open market purchases. Currently, a $5.00 fee is charged by the Plan Agent upon any cash withdrawal or termination. This amount is in addition to any brokerage commissions charged to participants upon any cash withdrawal or termination of participation in the Plan. See "DIVIDEND REINVESTMENT PLAN."

(3) See "USE OF PROCEEDS" and "MANAGEMENT OF THE COMPANY."

(4) The number of shares sold represent amounts that may be sold in this offering. However, there is no minimum number of shares that must be sold in order for any shares to be sold; therefore, to the extent fewer shares are sold than indicated, "Other Expenses" and "Total Annual Expenses (estimated)" may be higher as a percentage of net assets.

(5) Based upon estimated amounts of expenses for the Company's current fiscal year. Does not include marketing expenses that the Company may incur to facilitate the offering of its Common Stock.

         The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts are based upon payment by an investor of a 7% sales load and payment by the Company of operating expenses (excluding organizational and offering expenses) at the levels set forth in the table above.

         EXAMPLES

         Assuming 1,194,917 shares are sold, an investor would pay the following expenses on a $1,000 investment assuming a 5% annual return and reinvestment of all dividends and distributions at net asset value:

         1 Year         3 Years        5 Years        10 Years
         ------         -------        -------        --------

          $90             129            170             285
          ---             ---            ---             ---

         Assuming 600,000 shares are sold, an investor would pay the following expenses on a $1,000 investment assuming a 5% annual return and reinvestment of all dividends and distributions at net asset value:

         1 Year         3 Years        5 Years        10 Years
         ------         -------        -------        --------

          $94             140            189             323
          ---             ---            ---             ---

         Assuming 300,000 shares are sold, an investor would pay the following expenses on a $1,000 investment assuming a 5% annual return and reinvestment of all dividends and distributions at net asset value:

         1 Year         3 Years        5 Years        10 Years
         ------         -------        -------        --------

          $98             151            207             357
          ---             ---            ---             ---

         The purpose of the foregoing tables is to assist the investor in understanding the various costs and expenses that an investor in the Company will bear directly or indirectly assuming the offering is terminated after certain numbers of shares are sold. "Other Expenses" are based on estimated amounts for the current fiscal year. The number of shares sold represent amounts that may be sold in this offering. However, there is no minimum number of shares that must be sold in order for any shares to be sold; therefore, to the extent fewer shares are sold than indicated, "Other Expenses" and "Total Annual Expenses (estimated)" may be higher as a percentage of net assets. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION

OF FUTURE EXPENSES OF THE COMPANY AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the examples assume a 5% annual return, the Company's performance will vary and may result in a return greater or less than 5%. In addition, while the examples assume reinvestment of all dividends and distributions at net asset value, participants in the Company's Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from net asset value. See "DIVIDENDS AND DISTRIBUTIONS"; "DIVIDEND REINVESTMENT PLAN."

                                 FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The following table summarizes certain selected financial data that have been derived from the audited financial statements as of December 31, 1995 and December 31, 1996 and the unaudited financial statements as of March 31, 1997. This information should be read in conjunction with the financial statements as of December 31, 1995, December 31, 1996 and March 31, 1997 and the notes thereto, which are included in the Statement of Additional Information.


                                                              For the 3 months    For the Year           For the Period
                                                                   Ended             Ended                    Ended
                                                              March 31, 1997      December 31, 1996      December 31, 1995
                                                              ----------------    -----------------      -----------------

PER SHARE DATA:

   Net asset value on issuance of shares                      $         -         $          -           $     13.97
                                                              -         -         -          -           -     -----

   Dilution effect from shares-
Organizational costs                                                    -                    -                  (.21)
Reinvested Shares issued                                                -                 (.28)
                                                                        -                  ---

   Investment income                                                  .01                  .30                   .01
   Expenses                                                          (.09)                (.72)                  .00
                                                                      ---                  ---
Net investment income (loss)                                         (.08)                (.42)                  .01
   Distributions from net investment income                          (.19)                (.05)                    -
   Net realized and unrealized gain (loss) on securities            (1.07)                1.15                     -
                                                                     ----                 ----                    --
Net increase (decrease) in net asset value                          (1.34)                 .68                   .01

   Net asset value-
Beginning of period                                                 14.17                13.77                     -
                                                                     -----               -----                    --
End of period                                                 $     12.83         $      14.17           $     13.77
                                                              -----------         ------------           -----------
Per share market value, end of period                         $     15.00         $      15.50           $     15.00
                                                              -----------         ------------           -----------
Total investment return                                             (3.22)%               3.68%
                                                                     ----                 ----

RATIOS TO AVERAGE NET ASSETS:
   Expenses                                                          2.71%                3.21%                  .04%
   Net investment income (loss)                                     (2.43)%              (1.89)%                1.45%
   Average commission rate paid                                      5.00%                4.38%
   Portfolio turnover rate                                           26.0%              332.60%
SUPPLEMENTAL DATA:
   Net assets, end of the period                               $ 9,981,149        $ 11,025,152           $ 4,742,800
                                                               -----------        ------------           -----------


                                     THE COMPANY

         DEM, Inc. is a non-diversified, closed-end management investment company registered under the 1940 Act. The Company was incorporated under the laws of the State of Maryland on October 20, 1995. The Company's principal office is located at The World Trade Center-Baltimore, 401 East Pratt Street, 28th Floor, Baltimore, Maryland 21202. The Company's telephone number is (800) 752-1013.

                                   USE OF PROCEEDS

         Assuming all of the shares of Common Stock are sold at a price of $15.00 per share, the net proceeds of the offering will be approximately $16,669,092, after deducting the sales load and estimated offering expenses of the Company. However, the offering price to the public is the greater of $15.00 or the Company's net asset value per share (calculated within 48 hours prior to
any sale). See "DETERMINATION OF OFFERING PRICE."   Accordingly, to the extent
the net asset value per share and, therefore, the offering price per share is above $15.00, the actual net proceeds of the offering will be higher.

         The net proceeds of the offering will be invested in accordance with the Company's investment objectives and policies as soon as practicable after receipt of funds from investors; the Company currently anticipates investing funds within 90 days of receipt. Pending such investment, the proceeds may be invested in cash, high quality short-term debt securities, and/or high quality money market instruments. No minimum number of shares must be sold before the offering will close and, accordingly, the proceeds of the offering may be substantially less than would be the case if all the shares offered are sold.

                          INVESTMENT OBJECTIVES AND POLICIES

         The principal investment objective of the Company is aggressive long-term growth through capital appreciation through investment in Domestic Emerging Markets-TM- that it believes are positioned for growth. "Domestic Emerging Markets-TM-" are public companies that are controlled by African Americans, Hispanic Americans, Asian Americans and women that are located in the United States and its territories. Both capital appreciation and income are considered in choosing specific investments, but the primary emphasis is on capital appreciation. The Company retains maximum flexibility as to the types of investments it may make and is permitted to invest in portfolio companies with large and small market capitalizations. Some of these investments may involve the purchase of securities directly from portfolio companies in initial or other public offerings of their securities. See "RISK FACTORS--Investment in Small Companies." The Company's principal investment objective of long-term growth through capital appreciation through investment in Domestic Emerging Markets-TM- is not a "fundamental policy" of the Company and can therefore be changed by the Company without stockholder approval.

         In determining whether a specific portfolio company is "controlled" by African Americans, Hispanic Americans, Asian Americans or women, the Company will apply the following criteria: at least 10% of the company's outstanding voting securities must be beneficially owned by members of one or more of the listed groups and at least one of the company's top three executive officers (Chairman, Chief Executive Officer or President) must be a member of one or more of the listed groups.

         To achieve the Company's investment objectives, the Company invests in a wide variety of types of portfolio companies and seeks to identify those companies that are positioned for growth. Among other factors the Investment Advisor considers in making investment decisions are a company's above average earnings growth, high potential profit margins, innovative products, high quality management, and competitive advantage. The Company believes that Domestic Emerging Markets-TM- represent one of America's fastest growing market segments and include well-diversified, high-growth segments of the economy including, but not limited to, communications, media/entertainment, environmental services, applied/advanced technology, financial services and value-oriented consuming.

         While the Company invests in portfolio companies with large and small market capitalization, the Company believes that investing in small companies offers the potential for significant long-term capital appreciation. Most of the Company's investments are in marketable common stocks or marketable securities convertible into common stock traded on an exchange or in the over-the-counter markets. To the extent the Company invests in companies with smaller market capitalization, the securities of such companies may be traded in such over-the-counter markets as the OTC Bulletin BoardSM and the Pink SheetsSM. See "RISK FACTORS--Investment in Small Companies."

         While the primary objective of the Company is to seek long-term growth through capital appreciation, the Company may invest its assets in income producing securities such as non-convertible preferred stock, bonds, debentures, notes, and other similar securities, which may include securities commonly termed "derivatives," as discussed below, if the Investment Advisor deems such investments advisable. The Company may invest in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's or non-rated securities of comparable quality. These debt securities are predominantly speculative, involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds." The Company is permitted to invest up to 35% of its assets in such "non-investment grade" or "junk" securities. See "RISK FACTORS -- Lower Rated Securities" and Appendix A.

         The Company does not invest in foreign securities (including American Depository Receipts) or restricted securities as defined under Rule 144.

         The Company's investment objectives and policies, other than those specified in the Statement of Additional Information under "INVESTMENT OBJECTIVES AND POLICIES--Fundamental Policies," may be changed by the Board of Directors without the approval of stockholders.

         The Company retains the flexibility to respond promptly to changes in market conditions and no minimum percentage of the Company's assets must be invested in DEM-TM- Companies at any time. Accordingly, during periods when the Investment Advisor believes a temporary defensive posture in the market is warranted, the Company has reserved the right to invest a significant proportion or all of its assets in the securities of non-DEM Companies that otherwise meet the Company's investment objectives, or alternatively, the Company may hold cash (U.S. dollars) and/or invest any portion or all of its assets in high quality short-term debt securities and money market instruments. The securities of non-DEM-TM- Companies that otherwise meet the Company's investment objectives may or may not involve less risk than DEM-TM- Companies. Accordingly, to the extent that the Company adopts a temporary defensive posture in which it invests in non-DEM-TM- Companies, the Company's investments will continue to present significant risks. See "RISK FACTORS--Investment in Small Companies, --Non-Diversified Status, --Lower Rated Securities." The decision to adopt a temporary defensive posture may be affected by such factors as market conditions generally, the Investment Advisor's views on the direction of movement of the stock prices of specific targeted portfolio companies and other related factors. It is impossible to predict when or for how long the Company will employ defensive strategies, and to the extent it is so invested, the Company may not achieve its investment objectives. The Company will also invest in the instruments described above pending investment of the net proceeds of the offering.

         In addition to investments in marketable common stocks, marketable securities convertible into common stock and other securities consistent with the Company's investment objectives, the Company may, but is not required to, utilize various investment techniques for hedging, risk management and other investment purposes. These investment techniques may include, but are not limited to, lending of portfolio securities and entering into repurchase agreements. Such investment techniques are commonly referred to as "derivatives." Up to 20% of the Company's assets may be invested in derivatives such as options for hedging and risk management purposes or when, in the opinion of the Investment Advisor, derivatives can be expected to yield a higher investment return than other investment options.

         The Company seeks to increase its income by lending portfolio securities. Such securities loans will be secured by collateral in cash, cash equivalents, U.S. government securities, or such other collateral as may be permitted under the Company's investment program and by regulatory agencies. Additionally, the Company may enter, without limitation, into "repurchase agreements" pertaining to the securities in which it may invest with securities dealers or member banks of the Federal Reserve System. Repurchase agreements facilitate portfolio management and allow the Company to earn additional revenue. If the Company enters into repurchase agreements, it will do so in order to increase liquidity or as a temporary investment while the Company is evaluating the acquisition of suitable investments. See "INVESTMENT OBJECTIVES AND POLICIES" in the Statement of Additional Information.

         The following are some of the Company's fundamental policies which it may not change without the approval of the holders of a majority of its outstanding voting securities. The Company will not invest in foreign securities (including American Depository Receipts) or restricted securities as defined in Rule 144. For more information about the Company and its investment objectives and policies, including fundamental policies, see "INVESTMENT OBJECTIVES AND POLICIES" in the Statement of Additional Information.

                                     RISK FACTORS

         INVESTORS SHOULD CONSIDER THE FOLLOWING RISK FACTORS ASSOCIATED WITH AN INVESTMENT IN THE COMPANY.

         An investment in the Company's shares does not constitute a complete investment program since it involves the greater market risks inherent in seeking higher returns and is not recommended for short-term or risk averse investors. No assurance can be given that securities of small emerging companies will appreciate, that a sufficient number of appropriate investments will be available or that the Company's particular investment choices will be successful. The prices of securities in which the Company may invest may also be more volatile than securities of issuers with larger market capitalizations and the Company's net asset value may therefore be subject to greater fluctuation than other investment companies that invest in equity securities.

INVESTMENT IN SMALL COMPANIES

         Because the Company intends to invest substantially all of its assets in securities of emerging companies with small market capitalizations, an investor should be aware of certain special considerations and risk factors relating to investments in such companies. No assurance can be given that securities of small emerging companies will appreciate, that a sufficient number of appropriate investments will be available or that the Company's particular investment choices will be successful. Investors should also be aware of considerations and risks relating to the Company's investment practices. An investment in the Company should not itself be considered a balanced investment program and is intended to provide diversification as part of a more complete investment program. The Company is intended for long-term investors not seeking current income, who have the financial ability to accept greater investment risk in exchange for the potential of higher than average, long-term capital appreciation.

         Investing in small capitalization stocks can involve greater risk than is customarily associated with investing in securities of larger, more established companies. Small emerging companies may be subject to greater earnings fluctuation, lack of established markets for products or services, more limited financial resources and less depth of experienced management.
Securities of small emerging companies generally have more limited marketability and may be subject to greater price volatility than securities of larger companies. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Transaction and trading costs in smaller capitalization stocks may be higher than those of larger capitalization companies, primarily because of more limited volumes and fewer active market makers. These risks are in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. Furthermore, such companies are often traded on markets such as the OTC Bulletin BoardSM and the Pink SheetsSM where the trading market is thinner and the spread between bid and offer prices is often larger than on the major exchanges or Nasdaq system. The nature of these trading markets may limit the flexibility of the Company to divest of portfolio securities quickly and at a reasonable price in response to market conditions.

LIMITED PUBLIC MARKET

         The Common Stock trades on the Nasdaq SmallCap Stock MarketSM.
However, of the 811,775 shares of outstanding Common Stock of the Company, as of April 30, 1997, 650,879 shares are held by the four largest stockholders. As a result, the trading market for the Common Stock is limited and the Common Stock is infrequently traded. See "PRINCIPAL STOCKHOLDERS."

NON-DIVERSIFIED STATUS

         The Company is classified as a non-diversified management investment company under the 1940 Act, which means that the Company is not limited by that Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Company complies and intends to continue to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "TAXATION" in the Company's Statement of Additional Information. As a non-diversified investment company, the Company may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities.

LOWER RATED SECURITIES

         The Company may invest in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC or lower by S&P or "Caa" or lower by Moody's or non-rated securities of comparable quality. These debt securities are predominantly speculative, involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds." See Appendix A.

SPECIAL FACTORS RELATING TO CLOSED-END COMPANIES

         The Company is a non-diversified, closed-end management investment company designed for long-term investment and investors should not consider it as a trading vehicle. Shares of closed-end investment companies frequently trade at a discount from net asset value. See "INVESTMENT OBJECTIVES AND POLICIES."

POTENTIAL CONFLICT OF INTEREST

         The Company may utilize, the Underwriter, The Chapman Co., a broker-dealer registered under the Exchange Act and a member of the NASD, in connection with the purchase or sale of portfolio securities in certain circumstances. The Investment Advisor is a wholly-owned subsidiary of the Underwriter. Mr. Nathan
A. Chapman, Jr., the President and Chairman of the Board of Directors of the Company, is also the President and Chairman of the Board of Directors of the Investment Advisor and the Underwriter. See "MANAGEMENT OF THE COMPANY--Investment Advisor" below and "OFFICERS AND DIRECTORS" in the Company's Statement of Additional Information. Mr. Chapman owns approximately 92% of the equity and has the right to cast approximately 99% of the votes entitled to be cast by stockholders of the Underwriter. Accordingly, these relationships represent a potential conflict of interest with respect to commissions and other fees on brokerage transactions conducted on the Company's behalf by the Underwriter. A majority of the Company's Board of Directors are independent directors and such Directors have adopted procedures in compliance with the 1940 Act to address such conflict. See INVESTMENT ADVISORY AND OTHER SERVICES" and "BROKERAGE AND PORTFOLIO TRANSACTIONS" in the Company's Statement of Additional Information.

DILUTION

         The difference between the offering price per share of Common Stock and the net asset value per share of Common Stock constitutes the dilution to new investors. Net asset value per share is determined by dividing the net asset value (total assets less total liabilities) by the number of outstanding shares of Common Stock.

         As of April 30, 1997, the Company had a net asset value of $12.37 per share of Common Stock (based on 811,775 shares outstanding). After giving effect to the sale of the Shares offered hereby at an assumed offering price of $15.00 per share (less selling commissions and estimated expenses of the Offering) the pro forma net asset value at that date would have been $13.31 or an immediate dilution of 11%. This represents an immediate increase in net asset value of $.94 per share to existing stockholders and an immediate dilution of $1.69 per share to new investors. Further, due to the ongoing nature of the offering, the dilution at any given time will fluctuate with the net asset value per share of the Company.

SHARES ELIGIBLE FOR FUTURE SALE

         As of April 30, 1997, 650,879 shares of Common Stock, or approximately 80.2% of the outstanding Common Stock was held by four stockholders. The sale of a large number of shares of Common Stock or the availability of a large number of shares of Common Stock for sale could adversely affect the market price of the Common Stock prevailing from time to time. See "PRINCIPAL STOCKHOLDERS."

                     NET ASSET VALUE AND MARKET PRICE INFORMATION

         The outstanding shares of Common Stock of the Company trade on the Nasdaq SmallCap Stock MarketSM. The following table shows, for each full quarterly period within the two most recent fiscal years and each full fiscal quarter since the beginning of the current fiscal year, the high and low bid information for the Common Stock; the net asset value per share of the Company as determined on the date closest to each quotation; and the percentage by which the shares of Common Stock of the Company traded at a premium over, or discount from, the Company's net asset value per share.


QUARTER ENDED                BID QUOTATIONS              NET ASSET VALUE                   PREMIUM OR
                                  ($)                          ($)                         (DISCOUNT)
                                                                                           PERCENTAGE
                         HIGH            LOW           HIGH            LOW            HIGH            LOW

March 31, 1996          15.00          15.00          13.85          13.77          8.30 %          8.93%
June 30, 1996           15.00          15.00          14.83          13.78          1.15 %          8.85%
September 30, 1996      15.00          15.00          14.94          13.79          0.14 %          8.77%
December 31, 1996       15.00          15.00          15.12          14.17         (0.79)%          5.86%
March 31, 1997          15.00          15.00          14.49          12.83          3.52 %         16.19%


         The bid quotations listed above reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

         During the first five full fiscal quarters of the Company's operation, the Company's shares have generally traded at a price greater than the Company's net asset value per share. Shares of closed-end investment companies have frequently traded at discounts from their net asset values and there can be no assurance that the Common Stock will trade at a premium to its net asset value per share. On April 30, 1997, the Company's net asset value was $12.37 per share. As of April 30, 1997, the last reported sale price of the Common Stock on the Nasdaq SmallCap Stock MarketSM was $15.50 per share reflecting a premium of $3.13 of share price over net asset value per share as of April 30, 1997.


                              MANAGEMENT OF THE COMPANY

BOARD OF DIRECTORS

         The business and affairs of the Company are managed under the direction of the Company's Board of Directors, and the day to day operations of the Company are conducted through or under the direction of the officers of the Company. The Company's Statement of Additional Information contains information as to the identity and background of the Company's Directors and officers.

INVESTMENT ADVISOR

         The Investment Advisor, Chapman Capital Management, Inc., has been retained under an investment advisory and administrative services agreement ("Advisory and Administrative Services Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Company in accordance with the Company's investment objectives, policies, and restrictions and under the supervision and control of the Company's Board of Directors. The Investment Advisor was established in 1988 and is located at The World Trade Center - Baltimore, 401 East Pratt Street, 28th Floor, Baltimore, Maryland 21202. The Investment Advisor is a wholly-owned subsidiary of the Underwriter, the Underwriter. Nathan A. Chapman, Jr., who is the controlling stockholder, President, Chief Executive Officer and Chairman of the Board of Directors of the Underwriter, is President and Chairman of the Board of Directors of the Company and President, Chief Executive Officer and Chairman of the Board of Directors of the Investment Advisor.

         The Investment Advisor has sole investment discretion for the Company and makes all decisions affecting assets in the Company's portfolio under the supervision of the Company's Board of Directors and in accordance with the Company's stated policies. The Investment Advisor selects investments for the Company and places purchase and sale orders on behalf of the Company. The advisory fee payable to the Investment Advisor is payable monthly in arrears computed at the annualized rate of .90% of the Company's average weekly net assets during the preceding month.

         The Investment Advisor has been in the investment advisory business since 1988 and has served as the investment adviser to The Chapman Funds, Inc., a registered diversified open-end management investment company since 1988 which offers a money market fund. In addition, the Investment Advisor serves as
portfolio manager to private accounts. As of            March 31, 1997, the
Investment Advisor had approximately $375 million in assets under management.

PORTFOLIO MANAGEMENT

         Nathan A. Chapman, Jr. who has been the President and Chief Executive Officer of the Investment Advisor since 1988, is primarily responsible for management of the Company's assets. Mr. Chapman is the President and Chairman of the Board of the Company. Mr. Chapman also is and has been President and Chairman of the Board of Directors of The Chapman Funds, Inc. since its inception in 1988. Mr. Chapman founded the Underwriter, which owns the Investment Advisor, in 1987 and has been its President, Chief Executive Officer and Chairman of the Board since its inception. the Underwriter is a full-service brokerage and investment banking firm. As Mr. Chapman is the chief executive officer of a brokerage and investment banking firm, he does not devote his full time to the management of the Company's portfolio.

ADMINISTRATOR

         The Investment Advisor also serves as the Company's administrator (the "Administrator") pursuant to the Advisory and Administrative Services Agreement. The Administrator is located at The World Trade Center - Baltimore, 401 East Pratt Street, 28th Floor, Baltimore, Maryland 21202. Under the Advisory and Administrative Services Agreement, the administration fee payable to the Administrator is payable monthly in arrears computed at the amortized rate of .15% of the Company's average weekly net assets during the preceding month.

         The Administrator provides office facilities and personnel adequate to perform the following services for the Company: oversight of the determination and publication of the Company's net asset value in accordance with the Company's policy as adopted from time to time by the Board of Directors; maintenance, and oversight of the maintenance, of the books and records of the Company as required under the 1940 Act; assistance in the preparation and filing of the Company's U.S. federal, state and local income tax returns; review of and arrangement for payment of the Company's expenses; preparation of financial information for the Company's proxy statements and semi-annual and annual reports to the stockholders; preparation of certain of the Company's reports to the SEC; preparation of various reports pertaining to the business and affairs of the Company, including the performance of the Company's service providers; consultation with the Company's officers, accountants, legal counsel and others; responding to or referring stockholder inquiries; and assistance with such other services as generally are required to carry on the business and operations of the Company properly. See "MANAGEMENT OF THE COMPANY--Investment Advisor" for a discussion of the relationship between the Company and Investment Advisor/Administrator.

         Fund/Plan Services, Inc. serves as the Company's custody administrator and agent (the "Custody Administrator") pursuant to the Custody Administration and Agency Agreement. The Custody Administrator is located at 2 West Elm Street, Conshohocken, Pennsylvania 19428. Under the Custody Administration and Agency Agreement, the fee payable to the Custody Administrator is payable monthly in arrears computed as of the last business day of the month at the annualized rate of .02%, .015% and .01% of the first $30 million, the next $70 million and any amount over $100 million, respectively, of the Company's net assets, subject to a minimum monthly fee of $400.

         The Custody Administrator provides the following services for the
Company: coordinates and processes portfolio trades; inputs and verifies portfolio trades; monitors pending and failed security trades; coordinates communications between brokers and banks to resolve operational problems; advises the Company of any corporate action information; addresses and follows up on any dividend or interest discrepancies; processes the Company's expenses; interfaces with the accounting services provider and the transfer agent to research and resolve custody cash problems; and provides daily and monthly reports.

CONTROL PERSONS

         One stockholder of the Company, Memphis Retirement System, owns in excess of 25% of the issued and outstanding Common Stock as of April 30, 1997. Accordingly, such stockholder has significant power to affect the affairs of the Company or to determine or influence the outcome of matters submitted to a vote of the stockholders including the election of Directors. See "Control Persons and Principal Holders of Securities" in the Statement of Additional Information.

ESTIMATED EXPENSES

         The Investment Advisor/Administrator is obligated to pay expenses associated with providing the services contemplated by the Advisory and Administrative Services Agreement. The Company pays all other expenses incurred in the operation of the Company including, among other things, expenses for legal and independent public accounting services, costs of printing proxies, stock certificates and stockholder reports, charges of the custodian, any sub-custodians and the transfer and dividend-paying agent, expenses in connection with the Company's Dividend Reinvestment Plan, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for the Company's officers and employees, directors' and officers' errors and omissions insurance coverage, interest, brokerage costs and stock exchange fees, taxes, stock exchange listing fees and expenses, expenses of qualifying the Company's shares for sale in various states and foreign jurisdictions, litigation and other extraordinary or nonrecurring expenses and other expenses properly payable by the Company.

         In addition to the monthly fee payable under the Custody Administration and Agency Agreement, the Company is obligated to pay certain transactions charges and to reimburse the Custody Administrator monthly for all out-of-pocket expenses including telephone, postage, telecommunications, special reports, record retention and copying and sending materials to independent accountants for off-site audits.

         The Company may utilize the Underwriter in connection with a purchase or sale of securities when the Investment Advisor believes that, in accordance with the considerations set forth above regarding portfolio investments, the broker's charge for the transaction does not exceed usual and customary levels. In the event that the services of the Underwriter are utilized in connection with a purchase or sale of securities to or by the Company, its commissions, fees or other remuneration for effecting such transaction will not exceed usual and customary broker's commissions if the sale is effected on a securities exchange or two percent of the sales price if the sale is effected in connection with a secondary distribution of such securities or one percent of the purchase or sale price of such securities if the sale is otherwise effected unless a larger commission is approved by the SEC. the Underwriter is a full-service brokerage and investment banking firm. As such, it provides financial and advisory services pursuant to agreements to a variety of emerging companies that fit within the Company's investment objectives. As a result, the Company may invest in companies that have such agreements with the Underwriter or its affiliates.

         Assuming the successful sale of all of the shares offered hereby, the Investment Advisor estimates that the Company's annual operating expenses, including advisory, administrative and custody fees, exclusive of amortization of organization expenses, will be approximately $510,000. No assurance can be given, in light of the investment objectives and policies, however, that actual annual operating expenses will not be substantially more or less than this estimate. Further, the Company may undertake certain marketing initiatives on its own behalf and at its own expense.

         Costs incurred by the Company in connection with its organization were $49,675 and are being amortized on a straight-line basis over 60 months from the commencement of operations.

                             DIVIDENDS AND DISTRIBUTIONS

         The Company pays quarterly dividends of net investment income (other than net realized gains) to the holders of the Company's Common Stock. Under the Company's current policy, which may be changed at any time by the Company's Board of Directors, the Company's quarterly dividends are made at a level that reflects the past and projected performance of the Company, which policy over time will be expected to result in the distribution of all net investment income of the Company. Net investment income of the Company consists of all interest and dividend income accrued on the Company's assets less all expenses of the Company. Expenses of the Company are accrued each day. Net realized capital gains, if any, are distributed to the stockholders at least once a year. For more information concerning the tax treatment of distributions to stockholders, see "TAXATION."

                              DIVIDEND REINVESTMENT PLAN

         Under the Company's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of Common Stock are registered in his own name will have all distributions from the Company reinvested automatically by Fund/Plan Services, Inc. (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash.
Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Company stockholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of Fund/Plan Services, Inc. as dividend-paying agent.

         If the Company declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, stockholders who are not Plan participants will receive cash and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined as described in the Statement of Additional Information under "NET ASSET VALUE" or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a trading day, the immediately preceding trading day.

         If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Company declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the Company, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy Common Stock in the open market, on the Nasdaq System or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Company at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Company may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Company has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Company issues the remaining shares. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

         The Plan Agent will maintain all stockholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a stockholder for personal and tax records. The automatic reinvestment of dividends and capital gains will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

         Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Company. No brokerage charges apply with respect to shares of Common Stock issued directly by the Company as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions. Plan participants may terminate their participation in the Plan by written notice to the Plan Agent; provided that any such notice received by the Plan Agent less than ten days before the record date for any dividend shall not be effective with respect to such dividend or distribution. Currently, a $5.00 fee is charged by the Plan Agent upon any cash withdrawal or termination.

         Experience under the Plan may indicate that changes to it are desirable. The Company reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by the Plan Agent, with the Company's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to the Plan Agent, 2 West Elm Street, Conshohocken, Pennsylvania 19428.

                                       TAXATION

         The following discussion reflects applicable tax laws as of the date of this Prospectus.

TAXATION OF THE COMPANY

         The Company has elected and intends to qualify each year to be treated as a regulated investment company (a "RIC") for federal income tax purposes in accordance with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the Company must satisfy certain tests regarding the source of its income, diversification of its assets and distribution of its income. If the Company otherwise qualifies as a regulated investment company and distributes to its stockholders at least 90% of its investment company taxable income, then the Company will not be subject to federal income tax on the income so distributed. However, the Company would be subject to corporate income tax on any undistributed income. If the Company is a personal holding company (a "PHC"), then the federal corporate income tax will be applied at the highest rate of tax specified in Section 11(b) of the Code, currently 35%, with respect to any such undistributed income (in addition to the possible imposition of the personal holding company tax, described in Section 541 of the Code equal to 39.6% of undistributed personal holding company income (generally for this purpose the full amount of any undistributed income.)) The Company would be a PHC, generally, if at any time during the last half of its taxable year more than 50% in value of its outstanding stock is owned, directly or indirectly, by or for not more than 5 individuals. In addition, the Company will be subject to a nondeductible 4% excise tax on the amount by which the amount it distributes in any calendar year is less than a statutorily designated, required amount of its regulated investment company income and its capital gain net income (generally 98%).

         The Company may acquire securities that do not pay interest currently in an amount equal to their effective interest rate, such as zero coupon, pay-in-kind, or delayed interest securities. As the holder of such a security, the Company is required to include in taxable income original issue discount that accrued on the security for the taxable year, even if the Company receives no payment on the security during the year. Because the Company must distribute annually substantially all of its investment company taxable income, including any original issue discount, in order to qualify as a RIC and to avoid imposition of the 4% excise tax, the Company may be required in a particular year to distribute dividends in an amount that is greater than the total amount of cash the Company actually receives as distributions on the securities it owns. Those annual distributions will be made from the Company's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Company may realize capital gains or losses from those sales, which would increase or decrease the Company's investment company taxable income or net capital gain.

         If in any year the Company should fail to qualify under Subchapter M as a regulated investment company, the Company would incur a regular corporate income tax upon its taxable income for the year, and the entire amount of its distribution would generally be characterized as ordinary income.

TAXATION OF STOCKHOLDERS

     DISTRIBUTIONS

         In general, all distributions to stockholders attributable to the Company's investment company taxable income will be taxable as ordinary income whether paid in cash or reinvested in additional shares of Common Stock pursuant to the Dividend Reinvestment Plan.

         Although the Company does not expect to realize significant net capital gains, to the extent the Company does realize net capital gains, it intends to distribute such gains annually and designate them as capital gain dividends. Long-term capital gains dividends are taxable to stockholders as long-term capital gains, whether paid in cash or reinvested in additional shares of Common Stock, regardless of how long a stockholder has held Company shares.

         Stockholders receiving distributions in the form of additional shares of Common Stock purchased pursuant to the Dividend Reinvestment Plan will be treated for federal income tax purposes as having received the amount of cash used to purchase such shares. In general, the basis of such shares will equal the price paid by the Plan Agent for such shares, including brokerage commissions. For additional information, see "DIVIDEND REINVESTMENT PLAN."

     SALES OF SHARES

         In general, if a share of Common Stock is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and the seller's adjusted basis in the share. Any gain or loss realized upon a sale of Common Stock by a stockholder who is not a dealer in securities will generally be treated as capital gain or loss and capital gain or loss will be long-term capital gain or loss if the Common Stock that was sold had been held for more than one year. However, any loss recognized by a stockholder on Common Stock held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the stockholder and the stockholder's share of undistributed net capital gain. In addition, any loss realized on a sale of shares of Common Stock will be disallowed to the extent the shares disposed of are replaced within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     BACKUP WITHHOLDING

         The Company may be required to withhold federal income tax at the rate of 31% of any dividend or redemption payments made to certain stockholders if such stockholders have not provided a correct taxpayer identification number and certain required certifications to the Company, or if the Secretary of the Treasury notifies the Company that the taxpayer identification number provided by a stockholder is not correct or that the stockholder has previously underreported its interest and dividend income. Stockholders can credit such withheld income taxes against their income tax liabilities.

         The foregoing discussion is a summary of certain of the current federal income tax laws regarding the Company and investors in the shares of Common Stock and does not deal with all of the federal income tax consequences applicable to the Company, or to all categories of investors, some of which may be subject to special rules. Prospective investors should consult their own tax advisers regarding the federal, state, local, foreign and other tax consequences to them of investments in the Company. For additional tax information, see "TAXATION" in the Company's Statement of Additional Information.

                          CUSTODIAN, TRANSFER AND DIVIDEND-
                              PAYING AGENT AND REGISTRAR

         UMB Bank, N.A., located at 928 Grand Avenue, Kansas City, Missouri 64105 will act as the custodian for the Company's assets. Fund/Plan Services, Inc., located at 2 West Elm Street, Conshohocken, Pennsylvania 19428 will act as the Company's dividend-paying agent, transfer agent and registrar.

                           DETERMINATION OF OFFERING PRICE

         The offering price to the public is the greater of $15.00 or the Company's net asset value per share (calculated within 48 hours prior to any sale). Accordingly, the minimum price at which shares will be sold in the offering will be $15.00. Further, to the extent the Company's net asset value per share is below $15.00, new investors in the Company will pay a premium to net asset value per share and will be diluted to the extent of such premium. See "RISK FACTORS--Dilution." Because the offering price is not related to the market price of the Common Stock, in the event the market price per share is below the greater of $15.00 or the Company's net asset value per share, a prospective investor may find it more advantageous to purchase Common Stock in secondary trading on the Nasdaq SmallCap Stock Market then in this offering.

         The following chart demonstrates the determination of offering price in relation to certain hypothetical net asset values per share. PLEASE NOTE, THAT THESE NET ASSET VALUES PER SHARE ARE PURELY HYPOTHETICAL AND HAVE NO CURRENT RELATION TO THE COMPANY'S ACTUAL NET ASSET VALUE PER SHARE.


----------------------------------------------------------------------------------------------------------------------
Hypothetical Net Asset Value Per Share           Public Offering Price Per Share
Of Common Stock
----------------------------------------------------------------------------------------------------------------------
$13.00                                           $15.00
----------------------------------------------------------------------------------------------------------------------

$15.00                                           $15.00
----------------------------------------------------------------------------------------------------------------------

$17.00                                           $17.00
----------------------------------------------------------------------------------------------------------------------



                                 PLAN OF DISTRIBUTION

         The Company is offering up to 1,194,917 shares of Common Stock. The shares of Common Stock will be offered on a "best-efforts" basis, by, the Underwriter, The Chapman Co., acting as the dealer-manager on an agency basis. No minimum number of shares must be sold before the offering will close and, accordingly, the proceeds of the offering may be substantially less than would be the case if all the shares offered are sold. The Termination Date of the offering is on the earlier to occur of the date the sale of all of the shares of Common Stock offered hereby is completed or the date determined by the Company or the Underwriter.

         The Administrator and Investment Advisor, Chapman Capital Management, Inc., is a wholly-owned subsidiary of the Underwriter. The principal business address of the Underwriter is 401 E. Pratt Street, 28th Floor, Baltimore, Maryland 21202.

         The Common Stock will be offered to the public at the greater of $15.00 or the Company's net asset value per share (calculated within 48 hours prior to any sale). The Underwriter will be paid a management fee of 2.7% per share sold (or $.40 per share assuming the offering price is $15.00) and the Underwriter and any other broker-dealer participating in the selling group will be paid a commission not in excess of 4.3% per share sold (or $.65 per share assuming the offering price is $15.00). The

Company may undertake certain marketing initiatives on its own behalf and at its own expense.

         In the Placement Agency Agreement, the Company has agreed to indemnify the Underwriter and its controlling persons with respect to certain liabilities, including liabilities under the Securities Act.

         The Underwriter has informed the Company that it does not intend to confirm sales to any accounts over which it exercises discretionary authority.

         To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the Company anticipates that the Underwriter may from time to time act as broker or dealer in connection with the execution of its portfolio transactions subject to certain restrictions under the 1940 Act.

         The minimum investment requirement is 100 shares. Investors should consult their brokers concerning the manner and method of payment for shares of the Company.

         The Common Stock trades on the Nasdaq SmallCap Stock MarketSM under the symbol "DEMI." As of April 30, 1997, the last reported sale price of the Common Stock was $15.50.

                                     COMMON STOCK

              The Company is authorized to issue 500,000,000 shares of capital stock par value $.00001 per share, all of which shares have been classified as Common Stock. All shares of Common Stock have equal rights as to dividends and voting privileges and, when issued, will be fully paid and nonassessable. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Company's assets after debts and expenses. Stockholders are entitled to one vote per share and do not have cumulative voting rights.

         The following table shows the number of shares of Common Stock authorized, held by the Company and outstanding as of April 30, 1997.


----------------------------------------------------------------------------------------------------------------------
Title of Class          Amount Authorized     Amount Held by the     Amount
                                              Company or for its     Outstanding
                                              Account                Exclusive of
                                                                     Amount Held  by
                                                                     Company

----------------------------------------------------------------------------------------------------------------------
Common Stock, par         500,000,000                -0-                811,775
value $.00001
----------------------------------------------------------------------------------------------------------------------

ANTI-TAKEOVER PROVISIONS IN THE CHARTER

         The Company has provisions in its Charter and Bylaws that could have the effect of limiting the ability of other entities or persons to acquire control of the Company, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year, the term of one class will expire and Directors will be elected to serve in the class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. The Charter provides that the maximum number of Directors that may constitute the Company's entire board is twelve.
 The maximum number of Directors may be increased only by the affirmative vote of at least 75% of the Directors and of the holders of 75% of the shares of the Company entitled to be cast on the matter, unless approved by at least 75% of the Continuing Directors, as defined below, in which case a majority of the votes entitled to be cast by stockholders of the Company will be required to approve such action. A Director may be removed from office with or without cause only upon the vote of 75% of the shares of the Company entitled to be cast on the matter.

         In addition, conversion of the Company from a closed-end to an open-end investment company requires the affirmative vote of at least 75% of the Directors and of the holders of 75% of the shares of the Company entitled to be cast on the matter, unless approved by at least 75% of the Continuing Directors, as defined below, in which case a majority of the votes entitled to be cast by stockholders of the Company will be required to approve such conversion. If the Company were to be converted into an open-end investment company, it could be restricted in its ability to redeem its shares (otherwise than in kind) because, in light of the limited depth of the markets for certain securities in which the Company may invest, there can be no assurance that the Company could realize the then market value of the portfolio securities the Company would be required to liquidate to meet redemption requests.

         The affirmative votes of at least 75% of the Directors and the holders of at least 75% of the shares of the Company are required to authorize any of the following transactions:

     (i) merger, consolidation or share exchange of the Company with or into any other person;

     (ii) issuance or transfer by the Company (in one or a series of transactions in any 12-month period) of any securities of the Company to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Company in connection with a public offering, issuances of securities of the Company pursuant to a dividend reinvestment plan adopted by the Company or pursuant to a stock dividend and issuances of securities of the Company upon the exercise of any stock subscription rights distributed by the Company;

     (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Company

(in one or a series of transactions in any 12-month period) to or with any person of any assets of the Company having an aggregate fair market value of $1,000,000 or more, except for portfolio transactions effected by the Company in the ordinary course of business and except with respect to repurchases or redemptions of shares of the Company (transactions within clauses (i) and (ii) and this clause (iii) each being known individually as a "Business Combination");

     (iv) any proposal as to the voluntary liquidation or dissolution of the Company or any amendment to the Company's Charter to terminate its existence; and

     (v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Company's assets.

         However, in the case of a Business Combination, a 75% stockholder vote will not be required if the transaction is approved by a vote of at least 75% of the Continuing Directors. In such case, a majority of the votes entitled to be cast by stockholders of the Company will be required to approve such transaction if it is a transaction described in clause (i) or a transaction described in clause (iii) that involves a merger, consolidation or share transfer or a transfer of substantially all of the Company's assets with respect to which a stockholder vote is required under applicable state law and no stockholder vote will be required to approve such transaction if it is any other Business Combination. In addition, a 75% stockholder vote will not be required with respect to a transaction described in clause (iv) above if it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which case a majority of the votes entitled to be cast by stockholders of the Company will be required to approve such transaction.

         A "Continuing Director" is any member of the Board of Directors of the Company (i) who is not a person or affiliate of a person who enters or proposes to enter into a Business Combination with the Company (such person or affiliate, an "Interested Party") and (ii) who has been a member of the Board of Directors of the Company for a period of at least 12 months (or since the commencement of the Company's operations, if less than 12 months) or is a successor of a Continuing Director recommended by a majority of the Continuing Directors then on the Board of Directors of the Company.

         The Company's Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at stockholders' meetings where the Company has not received sufficient prior notice of the matters.

         Reference is made to the Charter and Bylaws of the Company, on file with the SEC, for the full text of these provisions. See "FURTHER INFORMATION." These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Company in a tender offer or similar transaction. In the opinion of the Board of Directors, however, these provisions offer several possible advantages. They may require persons seeking control of the Company to negotiate with its management regarding the price to be paid for the shares required to obtain such control; they promote continuity and stability and they enhance the Company's ability to pursue long-term strategies that are consistent with its investment objectives. The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of stockholders generally.

                             STOCK PURCHASES AND TENDERS

         The Company's Board of Directors may consider, from time to time, but not more frequently than once every two years, repurchases of Common Stock on the open market or in private transactions or the making of tender offers for Common Stock. The Company does not have a fundamental policy with respect to the repurchase of Common Stock and these repurchases are discretionary. There can be no assurance that the Board of Directors will, in fact, decide to effect repurchases of the Company's shares. See "STOCK PURCHASES AND TENDERS" in the Statement of Additional Information.

                                    LEGAL MATTERS

         Venable, Baetjer and Howard, LLP, Baltimore, Maryland, as counsel for the Company, has rendered an opinion as to certain legal matters regarding the due authorization and valid issuance of the Common Stock being offered pursuant to this Prospectus. In addition, Venable, Baetjer and Howard, LLP serves as counsel to the Underwriter on an ongoing basis. The Underwriter has not been separately represented in this offering. Venable, Baetjer and Howard, LLP also serves as counsel to the Investment Advisor on an on-going basis.

                               REPORTS TO STOCKHOLDERS

         The Company sends semi-annual and audited annual reports to stockholders, including a list of investments held.

                                       EXPERTS

         The Financial Statements of the Company as of December 31, 1995 and December 31, 1996 incorporated by reference in this Prospectus and elsewhere in the Registration Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in auditing and accounting in giving said report.

                                 FURTHER INFORMATION

         This Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

         As stated above, the Statement of Additional Information contains further information about the Company. The table of contents of the Statement of Additional Information is as follows:

                                                          Page
                                                          ----

    Investment Objectives and Policies                     B-2
    Net Asset Value                                        B-6
    Taxation                                               B-6
    Officers and Directors                                 B-10
    Control Persons and Principal Holders of Securities    B-13
    Investment Advisory and Other Services                 B-13
    Brokerage and Portfolio Transactions                   B-15
    Stock Purchases and Tenders                            B-16
    Performance Information                                B-18
    Financial Statements                                   F-1

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE COMPANY'S INVESTMENT ADVISOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF COMMON STOCK OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SHARES OF COMMON STOCK BY ANYONE IN ANY JURISDICTION IN WHICH THE OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER WILL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROSPECTUS. IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, HOWEVER, THIS PROSPECTUS WILL BE SUPPLEMENTED OR AMENDED ACCORDINGLY.

                                                   APPENDIX A

                                CORPORATE BOND RATINGS
                               -----------------------


Moody's Investors Service, Inc.

Aaa Bonds that are rated Aaa are judged to be of the best quality. they carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa Securities.

A Bonds that are rated A possess may favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Moody's applies numerical modifiers (l, 2, and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Group

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to non-credit risks created by the terms of the obligations.

"AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

"NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

    No dealer, salesman, or other person has been authorized to give any information or to make any representation not contained in this Prospectus. If given or made, such information or representation must not be relied upon as having been authorized by the Company or any underwriter. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy any security other than the shares of Common Stock offered by this Prospectus, nor does it constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation would be unlawful. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that there has been no change in the facts as set forth in the Prospectus or in the affairs of the Company since the date hereof.

                                ---------------------

                                  TABLE OF CONTENTS



                                                                           Page
                                                                           ----


Prospectus Summary                                                           3
Company Expenses                                                             8
Financial Highlights                                                        10
The Company                                                                 11
Use of Proceeds                                                             11
Investment Objectives and Policies                                          11
Risk Factors                                                                14
Net Asset Value and Market
  Price Information....                                                     17
Management of the Company                                                   17
Dividends and Distributions                                                 21
Dividend Reinvestment Plan                                                  21
Taxation                                                                    22
Custodian, Transfer and Dividend-
  Paying Agent and Registrar                                                25
Determination of Offering Price                                             25
Plan of Distribution                                                        25
Common Stock                                                                26
Stock Purchases and Tenders                                                 29
Legal Matters                                                               29
Reports to Stockholders                                                     29
Experts                                                                     29
Further Information                                                         29
Corporate Bond Ratings                                               Appendix A

                               -----------------------



                                   1,194,917 SHARES

                                      DEM, INC.


                                     COMMON STOCK




                                       --------

                                      PROSPECTUS

                                       --------




                                      MAY 30,1997

UNTIL JULY 9, 1997, ALL DEALERS EFFECTING TRANSACTIONS IN THE COMMON STOCK, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                      DEM, INC.

                         STATEMENT OF ADDITIONAL INFORMATION

    DEM, Inc. (the "Company") is a non-diversified, closed-end management investment company. The principal investment objective of the Company is aggressive long-term growth through capital appreciation through investment in Domestic Emerging Markets-TM- that it believes are positioned for growth. "Domestic Emerging Markets-TM-" are public companies that are controlled by African Americans, Hispanic Americans, Asian Americans and women that are located in the United States and its territories ("DEM-TM- Companies"). Both capital appreciation and income are considered in choosing specific investments, but the primary emphasis is on capital appreciation. The Company retains maximum flexibility as to the types of investments it may make and is permitted to invest in portfolio companies with large and small market capitalizations. Some of these investments may involve the purchase of securities directly from portfolio companies in initial or other public offerings of their securities.

    This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Company dated May 30, 1997 (the "Prospectus"). This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing the Company's shares of common stock, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling the Company at (800) 752-1013.

                                  TABLE OF CONTENTS
                                                                PAGE
                                                                ----

    Investment Objectives and Policies                          B-2
    Net Asset Value                                             B-6
    Taxation                                                    B-6
    Officers and Directors                                      B-10
    Control Persons and Principal Holders of Securities         B-13
    Investment Advisory and Other Services                      B-13
    Brokerage and Portfolio Transactions                        B-15
    Stock Purchases and Tenders                                 B-16
    Performance Information                                     B-18
    Financial Statements                                        F-1


    The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, DC (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

            THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 30, 1997

                          INVESTMENT OBJECTIVES AND POLICIES

         The principal investment objective of the Company is aggressive long-term growth through investment in Domestic Emerging Markets-TM- that it believes are positioned for growth. "Domestic Emerging Markets-TM-" are public companies that are controlled by African Americans, Hispanic Americans, Asian Americans and women that are located in the United States and its territories. Both capital appreciation and income are considered in choosing specific investments, but the primary emphasis is on capital appreciation. The Company retains maximum flexibility as to the types of investments it may make and is permitted to invest in portfolio companies with large and small market capitalizations. Some of these investments may involve the purchase of securities directly from portfolio companies in initial or other public offerings of their securities. See "RISK FACTORS--Investment in Small Companies" in the Prospectus. The Company's principal investment objective of long-term growth through capital appreciation through investment in Domestic Emerging Markets-TM- is not a "fundamental policy" of the Company and can therefore be changed by the Company without stockholder approval.

         In determining whether a specific portfolio company is "controlled" by African Americans, Hispanic Americans, Asian Americans or women, the Company will apply the following criteria, at least 10% of the company's outstanding voting securities must be beneficially owned by members of one or more of the listed groups and at least one of the company's top three executive officers (Chairman, Chief Executive Officer or President) must be a member of one or more of the listed groups.

         The Company will seek to identify businesses that are DEM-TM-Companies through research by the Chapman Capital Management, Inc., the Company's investment advisor (the "Investment Advisor"). Such research will include: requests to specific companies for details of their ownership and management; independent research for the details of specific companies' ownership and management including company visits and checks with government agencies for companies that have registered as minority or women-owned business enterprises or are recognized as such by government agencies; the review of business lists compiled by magazines and other publications which list DEM-TM-Companies; the examination of companies that generally market themselves as DEM-TM- Companies; and the review of annual reports and other regulatory filings.

         To achieve the Company's investment objectives, the Company invests in a wide variety of types of portfolio companies and seeks to identify those companies that are positioned for growth. Among other factors, the Investment Advisor considers a company's above average earnings growth, high potential profit margins, innovative products, high quality management, and competitive advantage in making investment decisions. The Company believes that Domestic Emerging Markets-TM- represent one of America's fastest growing market segments and include well-diversified, high-growth segments of the economy including, but not limited to, communications, media/entertainment, environmental services, applied/advanced technology, financial services and value-oriented consuming. While the Company invests in portfolio companies with large and small market capitalizations, the Company believes that investing in small companies may offer the potential for significant long-term capital appreciation. Most of the Company's investments are in marketable common stocks or marketable securities convertible into common stock traded on an exchange or in the over-the-counter markets. To the extent the Company invests in companies with smaller market capitalization, the securities of such companies may be traded in such over-the-counter markets as the OTC Bulletin BoardSM and the Pink SheetsSM. See "RISK FACTORS--Investment in Small Companies" in the Prospectus.

         While the primary objective of the Company is to seek long-term growth through capital appreciation, the Company may invest its assets in income producing securities such as non-convertible preferred stock, bonds, debentures, notes, and other similar securities, which may include securities commonly termed "derivatives," as discussed below, if the Investment Advisor deems such investments advisable. The Company may invest in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by Standard and Poor's Corporation or "Caa" or lower by Moody's Investors Service, Inc. or non-rated securities of comparable quality. These debt securities are predominantly speculative, involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds." See "RISK FACTORS--Lower Rated Securities" and Appendix A in the Prospectus.

         The Company does not invest in foreign securities (including American Depository Receipts) or restricted securities as defined under Rule 144.

         The Company is authorized to lend securities it holds to brokers, dealers and other financial organizations, but it will not lend securities to any affiliate of the Investment Advisor unless the Company applies for and receives specific authority to do so from the SEC. The Company's loans of securities are collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in a segregated account in an amount equal to the current market value of the loaned securities. From time to time, the Company may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Company and that is acting as a "finder."

         By lending its securities, the Company can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. The portfolio adheres to the following conditions whenever it lends its securities: (1) the Company must receive at least 100% cash collateral or equivalent securities from the borrower, which amount of collateral is maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Company must be able to terminate the loan at any time; (4) the Company must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Company may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Company's Board of Directors must terminate the loan and regain the Company's right to vote the securities. Such investment techniques are commonly referred to as "derivatives." Up to 20% of the Company's assets may be invested in derivatives such as options for hedging and risk management purposes or when, in the opinion of the Investment Advisor, derivatives can be expected to yield a higher investment return than other investment options.

         The Company may enter, without limitation, into "repurchase agreements" pertaining to the securities in which it may invest with securities dealers or member banks of the Federal Reserve System. A repurchase agreement arises when a buyer such as the Company purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Company to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Company requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Company might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price.
In the event of a vendor's bankruptcy, the Company might be delayed in, or prevented from, selling the collateral for the Company's benefit. The Company's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Investment Advisor monitors the creditworthiness of the dealers and banks with which the Company enters into repurchase agreement transactions.

         The Company retains the flexibility to respond promptly to changes in market conditions and no minimum percentage of the Company's assets must be invested in DEM-TM- Companies at any time. Accordingly, during periods when the Investment Advisor believes a temporary defensive posture in the market is warranted, the Company has reserved the right to invest a significant proportion or all of its assets in the securities of non-DEM-TM- Companies that otherwise meet the Company's investment objectives, or alternatively, the Company may hold cash (U.S. dollars) and/or invest any portion or all of its assets in high quality short-term debt securities and money market instruments. The securities of non-DEM-TM- Companies that otherwise meet the Company's investment objectives may or may not involve less risk than DEM-TM- Companies. Accordingly, to the extent that the Company adopts a temporary defensive posture in which it invests in non-DEM-TM- Companies the Company's investments will continue to present significant risks. See "RISK FACTORS--Investment in Small Companies, --Non-Diversified Status, --Lower Rated Securities" in the Prospectus. The decision to adopt a temporary defensive posture may be affected by such factors as market conditions generally, the Investment Advisor's views on the direction of movement of the stock prices of specific targeted portfolio companies and other related factors. It is impossible to predict when or for how long the Company will employ defensive strategies, and to the extent it is so invested, the Company may not achieve its investment objectives.

FUNDAMENTAL POLICIES

         The following investment restrictions are fundamental and cannot be changed without the approval of holders of a majority of the Company's outstanding voting shares, which, as used here, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. The Company's investment policies that are not designated fundamental policies may be changed by the Company without stockholder approval. The percentage limitations set forth below, as well as those described in the Prospectus, are measured and applied only at the time an investment is made or other relevant action is taken by the Company. The investment policies adopted by the Company prohibit the Company from:

         (1) Issuing senior securities, borrowing money or pledging its assets, except that the Company may borrow from a lender (i) for temporary or emergency purposes, (ii) for such short-term credits as may be necessary for the clearance or settlement of transactions, (iii) to finance repurchases of its shares (see "Stock Purchases and Tenders") in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), or (iv) to pay any dividends required to be distributed in order for the Company to maintain its qualification as a regulated investment company under the Code or otherwise to avoid taxation under the Code.
Additional investments will not be made when borrowings exceed 5% of the Company's total assets. The Company may pledge its assets to secure such borrowings.

         (2)  Purchasing securities on margin.

         (3) Underwriting the securities of other issuers, except insofar as the Company may be deemed an underwriter in the course of disposing of portfolio securities.

         (4) Concentrating investments in particular industries. The Company's policy is not to concentrate investments, i.e., to limit its investments in any one industry, so that it will make no additional investment in any industry if such investment would result in its having over 25% of the value of its assets at the time in such industry.

         (5) Engaging in the purchase and sale of real estate or real estate or mortgage-backed securities.

         (6)  Purchasing or selling commodities or commodities contracts.

         (7)  Making loans to others, except through the purchase of qualified

(publicly distributed bonds, debentures or other securities) debt obligations, the entry into repurchase agreements and loans of portfolio securities consistent with the Company's investment objectives and policies.

         (8) Investing in foreign securities (including American Depository Receipts).

         (9)  Investing in restricted securities as defined in Rule 144.

OTHER INVESTMENT POLICIES

         The policy of the Company is not to invest its funds for the purpose of purchasing working control in companies except when and if, in the judgment of the Investment Advisor, such investment is deemed advisable. This policy of the Company, which is established by the Board of Directors, is subject to change without stockholder approval.

                                   NET ASSET VALUE

         Net asset value is calculated (a) no less frequently than weekly,
(b) on the last business day of each month and (c) at any other times determined by the Company's Board of Directors. Net asset value is calculated by dividing the value of the Company's net assets (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the quoted closing price). Although the Company seeks to take into account material changes in value occurring after the close of a market and before the time the Company's net asset value is determined, there can be no assurance that it will always be able to do so. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities are valued as determined in good faith by the Board of Directors. In making this determination the Board considers, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board may prescribe. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term of maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Company was more than 60 days, unless this is determined by the Board of Directors not to represent fair value. All other securities and assets are taken at fair value as determined in good faith by the Board of Directors, although the actual calculation may be done by others.

         The Common Stock trades on the Nasdaq SmallCap MarketSM under the symbol "DEMI". In recent periods, shares of closed-end investment companies have generally traded at a discount from net asset value, but in some cases have traded above net asset value. Among the factors which may be expected to affect whether shares of the Company trade above or below net asset value are portfolio investment results and supply and demand for shares of the Company. The Company cannot predict whether the Common Stock will trade at, above or below net asset value.

                                       TAXATION

         The following discussion reflects certain applicable tax laws as of the date of this Statement of Additional Information. For additional tax information see "TAXATION" in the Company's Prospectus.

TAXATION OF THE COMPANY

         The Company has elected and intends to qualify each year to be treated as a regulated investment company for federal income tax purposes in accordance with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the Company must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (b) derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months (the "short-short rule"); and (c) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the value of the Company's assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Company's assets nor more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Company's assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

         If the Company qualifies as a regulated investment company and distributes to its stockholders at least 90% of its investment company taxable income, then the Company will not be subject to federal income tax on the income so distributed. However, the Company would be subject to corporate income tax on any undistributed income. See "TAXATION--Taxation of the Company" in the Prospectus. In addition, the Company will be subject to a nondeductible 4% excise tax on the amount by which the income it distributes in any calendar year is less than a statutorily designated, required amount. For purposes of the excise tax, the required distribution for any calendar year equals the sum of:
(a) 98% of the Company's ordinary income for such calendar year; (b) 98% of the Company's capital gain net income for the one-year period ending on October 31 of that year; and (c) 100% of the Company's undistributed ordinary income and capital gain net income from prior years. The Company may retain its net capital gain and pay corporate income tax thereon. The Company also may elect to include all or a portion of its undistributed net capital gain in the income of its shareholders of record on the last day of the taxable year. In such event, each stockholder of record on the last day of the Company's taxable year would be required to include in income for tax purposes his or her proportionate share of the Company's undistributed net capital gain. Each stockholder would be entitled to credit his or her proportionate share of the tax paid by the Company against his or her federal income tax liabilities and to claim refunds to the extent that the credit exceeds such liabilities. In addition, the stockholder would be entitled to increase the basis of his or her shares for federal income tax purposes by an amount equal to 65% of his proportionate share of the undistributed net capital gain.

         Any capital losses resulting from the disposition of securities can only be used to offset capital gains and cannot be used to reduce the Company's ordinary income. Such capital losses may be carried forward by the Company for eight years.

         The Company may acquire securities which do not pay interest currently in an amount equal to their effective interest rate, such as zero coupon, pay-in-kind, or delayed interest securities. As the holder of such a security, the Company is required to include in taxable income the original issue discount that accrues on the security for the taxable year, even if the Company receives no payment on the security during the year. Because the Company must distribute annually substantially all of its investment company taxable income, including any original issue discount, in order to qualify as a regulated investment company and to avoid imposition of the 4% excise tax, the Company may be required in a particular year to distribute dividends in an amount that is greater than the total amount of cash the Company actually receives as distributions on the securities it owns. Those distributions will be made from the Company's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Company may realize capital gains or losses from those sales, which would increase or decrease the Company's investment company taxable income or net capital gain. In addition, such gains may be realized on the disposition of securities held for less than three months. Because of the short-short rule, (as described above) and its possible effect on the Company's qualification as a regulated investment company for tax purposes, such gains could reduce the Company's ability to sell other securities, or certain options, futures or forward contracts, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

         The Company may also acquire securities at a market discount. Market discount is generally equal to (other than in the case of an obligation issued with original issue discount) the excess of the stated redemption price of the obligation at maturity over the purchase price at which it is acquired by a subsequent purchaser. Market discount is treated as interest income, rather than as capital gain, when recognized by the purchaser.

         The Company's taxable income will in part be determined on the basis of reports made to the Company by the issuers of the securities in which the Company invests. The tax treatment of certain securities in which the Company may invest is not free from doubt and it is possible that an Internal Revenue Service examination of the issuers of such securities or of the Company could result in adjustments to the income of the Company.

TAXATION OF STOCKHOLDERS

         Dividends (other than capital gain dividends) distributed by the Company may be eligible for the dividends received deduction in the hands of corporate stockholders, to the extent that the Company's taxable income consists of dividends received from domestic corporations and certain other requirements as generally described in Section 854 of the Code are met.

         Dividends and other distributions by the Company are generally taxable to the stockholders at the time the dividend or distribution is made. However, any dividends declared by the Company in October, November or December and made payable to stockholders of record in such months will be taxable to stockholders as of December 31, even though the dividend is actually paid in the following January.

         If a stockholder purchases shares of Common Stock at a cost that reflects an anticipated dividend, such dividend will be taxable even though it represents economically in whole or in part a return of the purchase price. Investors should consider the tax implications of buying shares shortly prior to a dividend distribution.

         The Company will, within 60 days after the close of its taxable year, send written notices to stockholders regarding the tax status of all distributions made during the year. The foregoing discussion is a summary of some of the current federal income tax laws regarding the Company and investors in the shares of Common Stock, and does not deal with all of the federal income tax consequences applicable to the Company, or to all categories of investors, some of which may be subject to special rules. Prospective investors should consult their own tax advisers regarding the federal, state, local, foreign and other tax consequences to them of investments in the Company.

         For additional information on taxation, see "Taxation" in the Company's Prospectus.

                                OFFICERS AND DIRECTORS



                                  POSITION(S)
                                  HELD WITH                          PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                  REGISTRANT          AGE            DURING PAST 5 YEARS

                   DIRECTORS TO SERVE UNTIL THE 2000 ANNUAL MEETING (CLASS III)

* Nathan A. Chapman, Jr.          Director and        39             President, Chief Executive Officer and Treasurer
401 E. Pratt St., 28th Flr        President                          since 1986 of The Chapman Co., the Company's
Baltimore, MD  21202                                                 underwriter, and President and Chief Executive
                                                                     Officer of Chapman Capital Management, Inc.,
                                                                     the Company's advisor, since 1988.  President,
                                                                     Chairman of the Board of Directors and Director
                                                                     of The Chapman Funds, Inc. (an open-end
                                                                     investment company managed by the Company's
                                                                     advisor).

Ronald A. White                   Director            47             President, Ronald A. White, P.C., a law firm,
401 E. Pratt St., 28th Flr                                           since 1982.  Director of The Chapman Funds,
Baltimore, MD  21202                                                 Inc.


                                                                        Page 53


                   DIRECTORS TO SERVE UNTIL THE 1999 ANNUAL MEETING (CLASS II)

Lottie H. Shackelford             Director            56             Executive Vice President, Global USA - since
401 E. Pratt St., 28th Flr                                           1995, City Director of the City of Little Rock,
Baltimore, MD  21202                                                 Arkansas, 1978 to 1995, the City Mayor of Little
                                                                     Rock, Arkansas, 1987-1989; Vice Chair, Democratic
                                                                     National Committee, 1989, Co-Chair, Democratic
                                                                     National Committee, 1988.  Director of The Chapman
                                                                     Funds, Inc.

Robert L. Wallace                 Director            40             President since 1993 of the BITH Group, Inc.
401 E. Pratt St., 28th Flr                                           Senior Vice President of ECS Technology Inc.
Baltimore, MD  21202                                                 from 1992 to 1993.  Assistant Vice President
                                                                     Maryland National Bank from 1990 to 1992.
                                                                     Author Black Wealth Through Black Entrepreneurship.

                   DIRECTORS TO SERVE UNTIL THE 1998 ANNUAL MEETING (CLASS I)

James B. Lewis                    Director            49             City Administrator/Manager, City of Rio Rancho,
401 E. Pratt St., 28th Flr                                           New Mexico since March 1996, Chief
Baltimore, MD  21202                                                 Clerk - State Corporation Commission from
                                                                     April 1995 to March 1996, Chief of Staff, Office
                                                                     of the Governor from Jan. 1991 to April 1995.
                                                                     New Mexico State Treasurer, December 1985 to
                                                                     January 1991.  County Treasurer, Bernadillo
                                                                     County 1982-1985.  Director of The Chapman
                                                                     Funds, Inc.


                                                                        Page 54


                                            OFFICERS

Earl U. Bravo, Sr.                Vice President and  49             Chief Operating Officer of The Chapman Co.
401 E. Pratt St., 28th Floor      Secretary                          since 1992.  From 1990 until 1992, President of
Baltimore, Maryland  21202                                           Chapman Capital Management, Inc.

M. Lynn Ballard                   Treasurer           54             Controller of The Chapman Co. and Treasurer
401 E. Pratt St., 28th Floor                                         of The Chapman Funds, Inc. since 1988.
Baltimore, Maryland  21202

Bonnie Gillette                   Assistant Secretary 44             Secretary of The Chapman Co., Chapman
401 E. Pratt St., 28th Floor                                         Capital Management, Inc. and The Chapman
Baltimore, Maryland  21202                                           Funds, Inc. since 1988.

* Directors deemed to be "interested persons" of the Company for purposes of the Investment Company Act of 1940, as amended are indicated by an asterisk. In addition to the positions indicated with the Company's advisor and underwriter, Mr. Chapman is a principal stockholder of the Company's underwriter.


                                  COMPENSATION TABLE


(1)                          (2)                (3)                  (4)                      (5)



                                                Pension or                                    Total
                                                Retirement           Estimated                Compensation
                             Aggregate          Benefit Accrued      Annual Benefits          from Fund and
Name of Person               Compensation       as Part of Fund      upon Retirement          Fund Complex
Position                     From Fund          Expenses                                      Paid to Directors
                                ($)                 ($)                  ($)                      ($)

Nathan A. Chapman, Jr.
Director and President          -0-                 -0-                  -0-                      -0-

James B. Lewis
Director                      3,000                 -0-                  -0-                    5,000

Lottie H. Shackelford
Director                      2,000                 -0-                  -0-                    4,000

Ronald A. White
Director                      2,000                 -0-                  -0-                    2,000

Robert L. Wallace
Director                      3,038                 -0-                  -0-                    3,038

    No officer of the Company receives any compensation from the Company. The Board of Directors has no committees.

    Directors of the Company who are not officers receive from the Company a fee of $1,000 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Messrs. Lewis and White and Ms. Shackelford are also directors of The Chapman Funds, Inc., an open end management investment company in the same "fund complex" as the Company (as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act")) and are paid $1,000 per meeting of the board of directors of The Chapman Funds, Inc. that they attend. No officer or Director of the Company is paid more than $60,000 in connection with their services to the Company.

    No Director or officer of the Company owns beneficially any shares of the Company. All of the outstanding equity securities of the Investment Advisor, Chapman Capital Management, Inc., are held by The Chapman Co., the Company's underwriter (the "Underwriter"). Mr. Chapman owns 92% of the outstanding equity securities of the Underwriter on a fully diluted basis and has the right to cast approximately 99% of the votes entitled to be cast by its stockholders.

         The Charter and Bylaws of the Company provide that the Company will indemnify Directors and officers and may indemnify employees or agents of the Company against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Company to the fullest extent permitted by law. In addition, the Company's Charter provides that the Company's Directors and officers will not be liable to stockholders for money damages, except in limited instances. However, nothing in the Charter or the Bylaws of the Company protects or indemnifies a Director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. No insurance obtained by the Company shall protect or purport to protect officers or Directors, the investment adviser or any principal underwriter of the Company against any liability to the Company or its stockholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

         The Board of Directors is divided into three classes, having terms of one, two and three years, respectively. At the annual meeting of stockholders in each year, the term of one class expires and Directors are elected to serve in that class for terms of three years. See "COMMON STOCK--Anti-Takeover Provisions in the Charter" in the Company's Prospectus.

                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following table sets forth, to the Company's knowledge, the name, the number of shares and the percentage of the outstanding shares of the Company owned beneficially by each person who owned beneficially 5% or more of the outstanding shares on April 30, 1997, the latest practicable date, and the ownership of all Directors and executive officers of the Company as a group.

NAME AND ADDRESS OF BENEFICIAL OWNER        TOTAL SHARES (1)         %

Memphis Retirement System                      212,236               26.1%
125 North Main Street, Room 368
Memphis, TN  38103-2017

Shelby County Retirement System                202,451               24.9%
160 North Mid-Atlantic Mall, Suite 950
Memphis, TN  38103

Potomac Electric Power Company                 134,967               16.6%
1900 Pennsylvania Avenue, NW
Washington, DC  20068-0001

Texaco - Harrison Capital, Inc.                101,225               12.5%
2000 Westchester Avenue
White Plains, NY  10650

All current Directors and executive
  officers as a group                            -0-                 (2)


--------------------

(1) To the Company's knowledge, the shares of Common Stock are owned
beneficially and   not of record.
(2) Less than 1% of shares outstanding.

         Because one stockholder of the Company owns in excess of 25% of the issued and outstanding Common Stock as of April 30, 1997, such stockholder is deemed to control the Company. Accordingly, such stockholder has significant power to affect the affairs of the Company or to determine or influence the outcome of matters submitted to a vote of the stockholders including the election of Directors.


                        INVESTMENT ADVISORY AND OTHER SERVICES

         The Investment Advisor, Chapman Capital Management, Inc., has been retained under an investment advisory and administrative services agreement ("Advisory and

Administrative Services Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Company in accordance with the Company's investment objectives, policies, and restrictions and under the supervision and control of the Company's Board of Directors. The Investment Advisor was established in 1988 and is located at The World Trade Center - Baltimore, 401 East Pratt Street, 28th Floor, Baltimore, Maryland 21202.

         The Investment Advisor is a wholly-owned subsidiary of the
Underwriter, The Chapman Co. Nathan A. Chapman, Jr., who is the controlling stockholder of the Underwriter is a controlling person (as that term is defined under the 1940 Act) of the Underwriter and, therefore, a controlling person of
the Investment Advisor.   The Underwriter is a broker-dealer registered under
the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. The Underwriter is the only minority controlled full service securities firm headquartered in Maryland and has qualified as a minority business enterprise under various state and municipal regulations.

         The table below sets forth the names of affiliated persons of the Company who are also affiliated persons of the Investment Advisor:


Name and Age                 Affiliations with        Affiliations with the Company's Investment Advisor
                                  Company

Nathan A. Chapman, Jr.       President and            President, Chief Executive Officer and Chairman of the Board of
                             Chairman of the          Directors of Chapman Capital Management, Inc.; Controlling
                             Board of Directors       Stockholder, President, Chief Executive Officer and Chairman of The
                                                      Chapman Co.  Chapman Capital Management, Inc. is the wholly-owned subsidiary of The Chapman Co.

Earl U. Bravo, Sr.           Vice President           Director of Chapman Capital Management, Inc.; Director and Chief
                                                      Operating Officer of The Chapman Co.

Bonnie Shay Gillette         Secretary                Secretary of Chapman Capital Management, Inc.; Secretary of The
                                                      Chapman Co.

M. Lynn Ballard              Treasurer                Treasurer of Chapman Capital Management, Inc.; Controller of The
                                                      Chapman Co.


         The Investment Advisor has sole investment discretion for the Company and makes all decisions affecting assets in the Company's portfolio under the supervision of the Company's Board of Directors and in accordance with the Company's stated policies. The Investment Advisor selects investments for the Company and places purchase and sale orders on behalf of the Company. The advisory fee payable to the Investment Advisor is payable monthly in arrears computed at the annualized rate of .90% of the Company's average weekly net assets during the preceding month. As of April 30, 1997, since its commencement of operations the Company has paid the Investment Advisor $80,994 under the Advisory and Administrative Services Agreement.

         In connection with the provision of advisory services, the Investment Advisor will obtain and provide investment research and will supervise the Company's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Company's assets. The Investment Advisor will place orders for the purchase and sale of portfolio securities and will solicit brokers to execute transactions, including The Chapman Co., in accordance with the Company's policies and restrictions regarding brokerage allocations. The Investment Advisor will furnish to the Company such statistical information with respect to the investments which the Company may hold or contemplate purchasing as the Company may reasonably request. Further, the Investment Advisor will supply office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing services, executive and other administrative services; provide stationery and office supplies; prepare reports to the Company's stockholders, tax returns and reports to and filings with the SEC and state Blue Sky authorities; calculate the net asset value of the Company's shares; provide persons to serve as the Company's officers and generally assist in all aspects of the Company's operations. The Investment Advisor will pay for its own costs in providing the above listed services.

         If in any fiscal year the aggregate expenses of the Company (including fees paid to the Investment Advisor, but excluding interest on borrowings, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Company, the Company may deduct from the payment to be made to the Investment Advisor or the Investment Advisor will bear, such excess expense to the extent required by state law. The Investment Advisor's obligation will be limited to the amount of its fees hereunder.

                         BROKERAGE AND PORTFOLIO TRANSACTIONS

GENERAL

         In making portfolio investments, the Investment Advisor seeks to obtain the best net price and the most favorable execution of orders. The Investment Advisor may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Company or the Investment Advisor. The Investment Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Company which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Investment Advisor's overall responsibilities to the Company. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The
Company's portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which the Investment Advisor determines that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Company for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer. The prices paid to underwriters of newly issued securities typically include a concession paid by the issuer to the underwriter, and purchasers of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. As of April 30, 1997, since its commencement of operations, the Company has paid an aggregate of approximately $42,955 in brokerage commissions.

         The Company may utilize the Underwriter, The Chapman Co., an affiliate of the Company and its Investment Advisor (see "INVESTMENT ADVISORY SERVICES") in connection with a purchase or sale of securities when the Investment Advisor believes that, in accordance with the considerations set forth above regarding portfolio investments, the broker's charge for the transaction does not exceed usual and customary levels. In the event that the services of the Underwriter are utilized in connection with a purchase or sale of securities to or by the Company, its commissions, fees or other remuneration for effecting such transaction will not exceed usual and customary broker's commissions if the sale is effected on a securities exchange or two percent of the sales price if the sale is effected in connection with a secondary distribution of such securities or one percent of the purchase or sale price of such securities if the sale is otherwise effected unless a larger commission is approved by the SEC. The Underwriter is a full-service brokerage and investment banking firm. As such, it may provide financial and advisory services to emerging companies that fit within the Company's investment objectives. As a result, the Company may invest in companies to which the Underwriter or its affiliates provide financial and/or advisory services. As of April 30, 1997, the Company has paid approximately $42,955 in brokerage commissions to the Underwriter since its commencement of operations, which amount represents 100% of the Company's aggregate brokerage commissions paid during such period. Transactions through the Underwriter represent 100% of the aggregate dollar amount of the Company's brokerage transactions involving the payment of commissions since the Company's commencement of operations.

         Research services furnished by broker-dealers through which the Company effects securities transactions may be used by the Investment Advisor in managing other investment accounts and, conversely, research services furnished to the Investment Advisor by broker-dealers in connection with other accounts the Investment Advisor advises may be used by the Investment Advisor in advising the Company. Although it is not possible to place a dollar value on these services, the Investment Advisor is of the view that the receipt of such services should not reduce the overall costs of its research services.

         Investment decisions for the Company are made independently from those of other investment accounts managed by the Investment Advisor. If those accounts are prepared to invest in, or desire to dispose of such investments at the same time as the Company, however, available investments or opportunities for sales will be allocated equitably to each client of the Investment Advisor. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company.


                             STOCK PURCHASES AND TENDERS

         Although shares of closed-end investment companies sometimes trade at premiums over net asset value, they frequently trade at discounts. The Company cannot predict whether the Common Stock will trade above, at or below net asset value. The Company believes that, if the Common Stock trades at a discount to net asset value, the share price will not adequately reflect the value of the Company to investors and that investors' financial interests will be furthered if the market price of the Common Stock more closely reflects net asset value per share of the Common Stock. For these reasons, the Company's Board of Directors currently intends to consider from time to time repurchases of Common Stock on the open market or in private transactions or the making of tender offers for Common Stock. The Company may repurchase shares of its Common Stock in the open market or in privately negotiated transactions when the Company can do so at prices below the current net asset value per share on terms that the Board of Directors believes represent a favorable investment opportunity. In addition, the Board of Directors may consider, from time to time, but not more frequently than once every two years, making an offer to each Common Stock stockholder of record to purchase at net asset value shares of Common Stock owned by the stockholder. The Company does not have a fundamental policy with respect to the repurchase of Common Stock and these repurchases are discretionary.

         Before authorizing any repurchase of Common Stock or tender offer to the Common Stock stockholders, the Company's Board of Directors would consider all relevant factors, including the market price of the Common Stock, its net asset value per share, the liquidity of the Company's securities positions, the effect an offer or repurchase might have on the Company or its stockholders and relevant market conditions. Any offer would be made in accordance with the requirements of the 1940 Act and the Exchange Act. Although the matter will be subject to the review of the Board of Directors at the time, a tender offer is not expected to be made if the anticipated benefit to stockholders and the Company would not be commensurate with the anticipated cost to the Company, or if the number of shares expected to be tendered would not be material.

         No assurance can be given that repurchases and/or tenders will result in the Common Stock's trading at a price that is close or equal to net asset value. The market price of the Common Stock will, among other things, be determined by the relative demand for, and supply of, the Common Stock in the market, the Company's investment performance, the Company's dividends and investor perception of the

Company's overall attractiveness as an investment as compared with other investment alternatives. The Company's acquisition of Common Stock will decrease the total assets of the Company and therefore have the effect of increasing the Company's expense ratio. The Company may borrow money to finance the repurchase of shares subject to the limitations described in this Statement of Additional Information. Any interest on the borrowings will reduce the Company's net income. Because of the nature of the Company's investment objectives, policies and securities holdings, the Investment Advisor does not anticipate that, under normal market conditions, (1) repurchases and tenders will have an adverse effect on the Company's investment performance or (2) it will have any material difficulty in disposing of securities to consummate Common Stock repurchases and tenders.

         When a tender offer is authorized to be made by the Company's Board of Directors, it will be an offer to purchase at a price equal to the net asset value of all (but not less than all) of the shares owned by a Common Stock stockholder (or attributed to the stockholder for federal income tax purposes under the Code). A stockholder who tenders all Common Stock shares owned or considered owned by him or her, as required, will realize a taxable gain or loss depending upon such person's basis in such shares.

         The policy of the Company's Board of Directors with respect to tender offers and to repurchases, which may be changed by the Board of Directors, is that the Company will not accept tenders or effect repurchases if (1) those transactions, if consummated, would (a) result in the exclusion of the Common Stock from the Nasdaq SmallCap Stock MarketSM or (b) impair the Company's status as a regulated investment company under the Code; (2) the Company would not be able to liquidate securities to repurchase Common Stock in an orderly manner that is consistent with the Company's investment objectives and policies; or
(3) there is, in the Board's judgment, any material (a) legal action or proceeding instituted or threatened challenging the transactions or otherwise materially adversely affecting the Company, (b) suspension of or limitation on prices for trading securities generally on the Nasdaq SmallCap Stock MarketSM or any exchange on which securities held by the Company are traded, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (d) limitation affecting the Company or issuers of securities held by the Company imposed by federal, state or local authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect on the Company or its stockholders if shares of Common Stock were repurchased. The Board of Directors may modify these conditions in light of experience.

         If the Company liquidates securities in order to repurchase shares of Common Stock, the Company may realize gains and losses. Gains, if any, may be realized on securities held for less than three months. Because the Company must derive less than 30% of its gross income for any taxable year from the sale or disposition of securities held for less than three months in order to retain the Company's regulated investment company status under the Code, gains realized by the Company upon a liquidation of securities held for less than three months would reduce the amount of gain on the sale of other securities held for less than three months that the Company could realize in the ordinary course of its investment operations, which may adversely affect the Company's performance.
The Company's turnover rate may or may not be affected by the Company's repurchases of shares of Common Stock pursuant to a tender offer.

                               PERFORMANCE INFORMATION

         The performance of the Company may be compared to the record of the Standard & Poor's Corporation 500 Stock Index ("S&P 500 Stock Index"), the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Equity Index, the DEM-TM- Index, the DEM-TM- Universe of companies and returns quoted by Ibbotson Associates. The S&P 500 Stock Index is a well known measure of the price performance of 500 leading larger domestic stocks which represents approximately 80% of the market capitalization of the United States equity market. In comparison, the Nasdaq National Market System is comprised of all stocks on Nasdaq's National Market System. The Nasdaq Composite Index has typically included smaller, less mature companies representing 10% to 15% of the capitalization of the entire domestic equity market. Both indices are unmanaged and capitalization weighted. In general, the securities comprising the Nasdaq Composite Index are more growth oriented and have a somewhat higher "beta" and P/E ratio than those in the S&P 500 Stock Index. The Russell 2000 Index is a capitalization weighted index which measures total return (and includes in such calculation dividend income and price appreciation). The Russell 2000 is generally regarded as a measure of small capitalization performance. It is a subset of the Russell 3000 Index. The Russell 3000 is comprised of the 3000 largest U.S. companies. The Russell 2000 is comprised of the smallest 2000 companies in the Russell 3000 Index. The Wilshire 5000 Index is a broad measure of market performance and represents the total dollar value of all common stocks in the United States for which daily pricing information is available. This index is also capitalization weighted and captures total return. The DEM-TM-Universe is a growing list of companies identified by the Investment Advisor that are controlled by African-Americans, Asian-Americans, Latin/Hispanic-Americans or women. The DEM-TM- Index was created by the Investment Advisor and is comprised of 30 companies from the DEM-TM- Universe that reflect the market capitalization and industry classification characteristics of the DEM-TM- Universe. The DEM-TM- Index is weighted by market capitalization and is intended as a performance measure of the DEM-TM-Universe. The small company stock returns quoted by Ibbotson Associates are based upon the smallest quintile of the New York Stock Exchange, as well as similar capitalization stocks on the American Stock Exchange and Nasdaq. This data base is unmanaged and capitalization weighted.

         The total returns for all indices used show the changes in prices for the stocks in each index. However, only the performance data for the S&P 500 Stock Index and the Ibbotson Associates performance data assume reinvestment of all capital gains distributions and dividends paid by the stocks in each data base. Tax consequences are not included in such illustrations, nor are brokerage or other fees or expenses reflected in the Nasdaq Composite or S&P 500 Stock figures. In addition, the Company's total return or performance may be compared to the performance of other funds or other groups of funds that are followed by Morningstar, Inc., a widely used independent research firm which ranks funds by overall performance, investment objectives and asset size. Morningstar proprietary ratings reflect risk-adjusted performance. The ratings are subject to change every month. Morningstar's ratings are calculated from a fund's three-year and five-year average annual returns with appropriate sales charge adjustments and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Ten percent of the funds in an asset class receive a five star rating. The Company's total return or performance may also be compared to the performance of other funds or groups of funds by other financial or business publications, such as Business Week, Investors Daily, Mutual Fund Forecaster, Money Magazine, Wall Street Journal, New York Times, Baron's, and Lipper Analytical Services. The Company's performance may also be compared, from time to time, to (a) indices of stocks comparable to those in which the Company invests; (b) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Company. Certain government statistics, such as the Gross National Product, may be used to illustrate the investment attributes of the Company or the general economic business, investment or financial environment in which the Company operates.

                                 FINANCIAL STATEMENTS

         The Company sends unaudited semi-annual and audited annual financial statements of the Company to stockholders, including a list of the investments held by the Company. The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996 is incorporated into its Statement of Additional Information by reference in its entirety. A copy of the Annual Report may be obtained without charge from The Chapman Co. by calling (800) 752-1013.

INDEX TO FINANCIAL STATEMENTS
                                                                PAGE
                                                                ----

Interim Financial Statements (unaudited)
    Statement of Assets and Liabilities                          F-2
    Statement of Operations                                      F-3
    Statement of Changes in Net Assets                           F-4
    Notes to Financial Statements                                F-5
    Portfolio of Investments                                     F-7

DEM, INC.
STATEMENT OF ASSETS AND LIABILITIES    MARCH 31, 1997 (UNAUDITED)

ASSETS
Common Stock Investments (Cost $9,559,320)                         $ 9,177,937
Short-term Investments                                                 298,066
Cash                                                                   482,269
Interest Receivable                                                      1,254
Prepaid Expenses                                                         3,405
Deferred Organizational Expense                                         37,231
                                                                   -----------
                                                                    10,000,162
                                                                   -----------

LIABILITIES
Investment Advisory Fee Payable                                          7,469
Administrator Fee Payable                                                1,245
Accrued Expenses                                                        10,299
                                                                   -----------
                                                                        19,013
                                                                   -----------

NET ASSETS - equivalent to $12.83 per share on
       777,815 shares of Common Stock outstanding                  $ 9,981,149
                                                                   -----------

SUMMARY OF STOCKHOLDERS' EQUITY
Common Stock, par value $.00001 per share: authorized
       500,000,000 shares; issued and outstanding 777,815 shares             8
Capital Surplus                                                     10,786,264
Overdistributed Net Investment Income                                 (376,373)
Accumulated Net Realized Loss on Investments                           (47,367)
Unrealized Depreciation of Investments                                (381,383)
                                                                   -----------
Net Assets Applicable to outstanding Common Stock                  $ 9,981,149
                                                                   -----------

See notes to financial statements

DEM, INC.
STATEMENT OF OPERATIONS (UNAUDITED)


                                                  For the Three Months Ended
                                                      MARCH 31, 1997
                                                      --------------
 INVESTMENT INCOME
 Dividend Income (Net of withholding tax of $180)     $  3,961
 Interest Income                                         3,628
                                                      ---------
                                                                      7,589

 Advisory Fees                                          24,127
 Legal and Auditing Fees                                15,399
 Transfer Agent Fees                                     7,498
 Administrative Fees                                     4,021
 Directors' Fees and Expenses                            3,301
 Organizational Expenses                                 2,512
 Custodian Fees                                          2,239
 Other Expenses                                         13,316
                                                      ---------
                                                                     72,413
                                                                   ---------
 Net Investment Loss                                               $(64,824)


 REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 Net Realized Loss on Investments                     (460,707)
 Net Change in Unrealized Depreciation                (370,711)
                                                      ---------
 Net Realized and Unrealized Loss on Investments                   (831,418)
                                                                   ---------
 Net Decrease in Net Assets Resulting from Operations             $(896,242)
                                                                   ---------

See notes to financial statements

DEM, INC.
STATEMENT OF CHANGES IN NET ASSETS


                                            For the Three Months     For the Year Ended
                                            Ended March 31, 1997     December 31, 1996
                                                 (Unaudited)
                                            --------------------     ------------------
OPERATIONS
Net Investment Loss                                  $   (64,824)           $  (148,428)
Net Realized (Loss)/Gain on Investments                 (460,707)               413,340
Net Change in Unrealized
    Depreciation of Investments                         (370,711)               (10,672)
                                            --------------------     ------------------

Net (Decrease)/Increase in Net Assets
    Resulting From Operations                           (896,242)               254,240

Distributions to Shareholders from:
    Net Investment Income                               (147,784)               (17,222)
                                            --------------------     ------------------

Net Decrease in Net Assets Resulting
    From Distribution to Shareholders                   (147,784)               (17,222)

Increase in Net Assets from Fund Share
    Transactions                                              23              6,045,334
                                            --------------------     ------------------

Total (Decrease)/Increase in Net Assets               (1,044,003)             6,282,352

NET ASSETS
Beginning of Period                                   11,025,152              4,742,800
                                            --------------------     ------------------

End of Period                                        $ 9,981,149            $11,025,152
                                            --------------------     ------------------




See notes to financial statements

DEM, INC.
NOTES TO FINANCIAL STATEMENTS               MARCH 31, 1997 (UNAUDITED)


1.  ORGANIZATION

DEM, Inc. (the Company) was incorporated on October 20, 1995, in the state of Maryland and is registered as a nondiversified closed-end management investment company under the Investment Company Act of 1940, as amended.

The principal investment objective of the Company is long-term growth through capital appreciation. Both capital appreciation and income will be considered in the selection of investments, but primary emphasis will be on capital appreciation. The Company will retain maximum flexibility as to the types of investments it may make and it will be permitted to invest in portfolio companies with large and small market capitalizations. The Company, however, intends to seek to invest a substantial portion of its assets in securities of domestic emerging companies with smaller market capitalizations. There can be no assurance that the Company's objectives will be achieved. The Company's investment objectives and policies may be changed by the Board of Directors without the approval of shareholders. Most of the Company's investments are expected to be in marketable common stocks or marketable securities convertible into common stock traded on an exchange or in the over-the-counter markets.

While the primary objective of the Company is to seek long-term growth through capital appreciation, the Company may invest its assets in income producing securities such as non-convertible preferred stock, bonds, debentures, notes and other similar securities, if the Investment Advisor deems such investments advisable.


2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

These statements are unaudited, and certain information and footnote disclosures normally included in the Company's annual financial statements have been omitted, as permitted under the applicable rules and regulations. Readers of these statements should refer to the financial statements and notes thereto as of December 31, 1996 and for the year then ended included by reference elsewhere in this filing. The results of operations presented in the accompanying financial statements are not necessarily representative of operations for an entire year.

DEFERRED ORGANIZATIONAL COSTS

Costs incurred to organize the Company totaling $49,675 have been deferred and will be amortized on a straight-line basis over a five-year period.

If any of the initial shares of the Company are redeemed by any shareholder during the period organizational costs are being amortized, the redemption proceeds will be reduced by the pro-rata amount of the unamortized organizational costs, based on the number of initial shares outstanding.

INTEREST INCOME

Interest income is recorded on the accrual basis to the extent that such amounts will be collected.

INCOME TAXES

The Company intends to elect and qualify each year to be treated as a regulated investment company (RIC) for Federal income tax purposes in accordance with Subchapter M of the Internal Revenue Code of 1986, as amended. In order to so qualify, the Company must satisfy certain tests regarding the source of its income, diversification of its assets and distribution of its income. If the Company otherwise qualifies as a regulated investment company and distributes to its stockholders at least 90% of its investment company taxable income, then the Company will not be subject to Federal income tax on the income so distributed. However, the Company would be subject to corporate income tax on any undistributed income. In addition, the Company will be subject to nondeductible 4% excise tax on the amount by which it distributes in any calendar year is less than a statutorily-designated, required amount of its regulated investment company income and its capital gain net income (generally 98%).

3.  INVESTMENT ADVISORY AGREEMENT

The investment advisor to the Company is Chapman Capital Management, Inc. (the Advisor and CCM). Pursuant to an Investment Advisory Agreement, the Advisor will receive an advisory fee from the Company at an annual rate of .90% of the average weekly net assets of the Company. CCM also serves as the Company's administrator and is compensated for those services at an annual rate of .15% of the average weekly net assets of the Company.

DEM, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997 (UNAUDITED)


COMMON STOCK - 96.8%
 Shares                                                           Value
 ------                                                           -----
            APPAREL - 1.1%
     7,000  Supreme International Corp.*                       $ 108,500
                                                               ---------

            BANKING - 10.6%
    17,000  BanPonce Corporation                                 607,750
    10,000  Capital Bancorp/Miami, Florida                       340,000
     5,500  Carver Federal Savings Bank*                          54,313
                                                               ---------
                                                               1,002,063
                                                               ---------

            COMMUNICATIONS - 4.6%
     5,000  Digital Link Corp.*                                   68,750
    15,000  Mastec, Inc.*                                        365,625
                                                               ---------
                                                                 434,375
                                                               ---------

            CONSUMER PRODUCTS - 4.0%
    15,000  Movado Group                                         375,000
                                                               ---------

            CONSUMER SERVICES - 5.4%
    10,000  Verifone, Inc.*                                      341,250
     6,000  Vincam Group, Inc.*                                  167,250
                                                               ---------
                                                                 508,500
                                                               ---------

            ELECTRONICS - 2.9%
    20,000  S3, Inc.*                                            276,250
                                                               ---------

            ENVIRONMENTAL SERVICES - 1.6%
    10,000  Tetra Tech Inc.*                                     152,500
                                                               ---------

            FINANCIAL SERVICES - 1.5%
    10,000  Capital Factors Holdings, Inc.*                      147,500
                                                               ---------

DEM, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)


COMMON STOCK - CONTINUED
 Shares                                                           Value
 ------                                                           -----

            FURNITURE - 4.8%
    10,000  Ethan Allen                                        $ 455,000
                                                               ---------

            HEALTHCARE - 5.1%
     5,000  CRA Managed Care Inc.*                               201,875
    10,000  Health Systems International, Inc.*                  280,000
                                                               ---------
                                                                 481,875
                                                               ---------

            MEDIA/PUBLISHING - 6.3%
    15,000  BET Holdings*                                        448,125
    15,000  Granite Broadcasting Corporation*                    146,250
                                                               ---------
                                                                 594,375
                                                               ---------

            PHARMACEUTICAL - 4.0%
    10,000  Watson Pharmaceuticals, Inc.*                        383,750
                                                               ---------

            RETAILERS - 6.0%
    10,000  CHS Electronics, Inc.*                               201,250
    15,000  Wet Seal, Inc.*                                      367,500
                                                               ---------
                                                                 568,750
                                                               ---------

            SOFTWARE AND TECHNOLOGY SERVICE - 12.3%
    15,000  Autodesk, Inc.*                                      474,375
     5,000  Avant! Corporation*                                  143,750
    11,500  Computer Associate International                     468,625
     6,000  Integrated Systems Inc.*                              82,500
                                                               ---------
                                                               1,169,250
                                                               ---------

            TECHNOLOGY - 20.2%
    15,000  ESS Technology Inc.*                                 361,875
    10,000  Gemstar International Group*                         118,750
     2,000  Komag, Inc.*                                          59,000
    10,000  Lattice Semiconductor Corp.*                         450,000
    25,000  Osicom Technologies, Inc.*                           253,125
    10,000  Solectron Corp.*                                     530,000
    10,000  Trident Microsystems, Inc.*                          137,500
                                                               ---------
                                                               1,910,250
                                                               ---------

DEM, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)


COMMON STOCK - CONTINUED

 Shares                                                            Value
 ------                                                            -----
             TEXTILES - 6.4%
     20,000  Warnaco Group, Inc., Class A*                           610,000
                                                                  ----------

             TOTAL COMMON STOCK                                   $9,177,938
                                                                  ----------


SHORT-TERM INVESTMENTS - 3.1%
 Principal                                                        Value
 ---------                                                        -----
    MONEY MARKETS - 3.1%
    298,066  Fidelity Institutional U.S. Government
              Cash Portfolio II                                   $  298,066
                                                                  ----------

             TOTAL INVESTMENTS - 100.0%                           $9,476,003
                                                                  ----------

* Non-income producing during the period
   See notes to financial statements